File No. 333-249778

As filed with the SEC on January 15, 2021

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

Post-Effective Amendment No.

(Check appropriate box or boxes)

HIGHLAND FUNDS I

(Exact Name of Registrant as Specified in Charter)

1-877-665-1287

(Area Code and Telephone Number)

c/o Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)

(Name and Address of Agent for Service) Ms. Lauren Thedford, Esq. c/o Highland Capital Management Fund Advisors, L.P. 300 Crescent Court, Suite 700 Dallas, Texas 75201	Copies to: Jon-Luc Dupuy, Esq. K&L Gates LLP State Street Financial Center 1 Lincoln Street, Boston MA 02111

Acquisition of the assets of

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND

(A Series of Highland Funds II)

By and in exchange for

Class A Shares

Class C Shares

Class Z Shares

of

NEXPOINT MERGER ARBITRAGE FUND

(A Series of Highland Funds I)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Class A Shares, Class C Shares and Class Z Shares without par value, of NexPoint Merger Arbitrage Fund

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Highland Socially Responsible Equity Fund—Tax-Free Reorganization

A Series of Highland Funds II

Highland Socially Responsible Equity Fund (the “Fund” or “SRE”), a series of Highland Funds II, will hold a special meeting of shareholders on February 19, 2021. Shareholders are being asked to approve the tax-free reorganization of SRE into NexPoint Merger Arbitrage Fund (formerly Highland Merger Arbitrage Fund) (“MAF”), a series of Highland Funds I (the “Reorganization”). Please refer to the enclosed Proxy Statement/Prospectus, as well as the information below, for details on the proposed Reorganization. We recommend that you read the enclosed Proxy Statement/Prospectus in its entirety.

Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement/Prospectus in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Proxy Statement/Prospectus. As a shareholder of record as of January 8, 2021, you have a right to vote on these events, and we urge you to do so at your earliest convenience. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to reorganize the Fund into MAF.

Why has the Board of Trustees recommended that I vote in favor of the proposal?

•

The Fund’s Board of Trustees (the “Board”), including a majority of the “non-interested” trustees (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously recommends that you vote in favor of the proposed Reorganization because it believes that the Reorganization is in the best interests of the Fund and its existing shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization.

•

After the Reorganization, shareholders of SRE will be invested in a fund that offers (i) exposure to a market neutral strategy with less volatility, historically; (ii) a stronger historical performance record, although over a shorter period of time; and (iii) a better opportunity for the Fund to achieve economies of scale given demand for non-correlated alternative investments in the open-end fund space. Past performance is no guarantee of future results.

•

Although shareholders of SRE will pay higher overall fees after the Reorganization, the Board considered the recommendation of Highland Capital Management Fund Advisers, L.P. (“HCMFA” or the “Adviser”) regarding the overall benefits to SRE shareholders of the Reorganization as described above and also took into account the reasonableness of the higher MAF fees in view of its investment strategy.

How will the Reorganization affect my investment?

•

The total net asset value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the exchange of your shares. Pursuant to the Reorganization, MAF will acquire all or substantially all of the assets of SRE in exchange for shares of MAF as summarized in the following chart:

Reorganizing Fund	Surviving Fund
Highland Socially Responsible Equity Fund	NexPoint Merger Arbitrage Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class Y Shares	Class Z Shares

•

Class Y shares of SRE and Class Z shares of MAF differ only in regards to the types of investors who are eligible to invest in each class, see the section entitled “Eligible Investors” below. Any eligibility restrictions of MAF Class Z will be waived with respect to shareholders of SRE Class Y receiving MAF Class Z shares in connection with the Reorganization and on any future purchases of MAF Class Z by such shareholders.

•

The investment objectives, investment strategies fundamental investment restrictions of MAF are materially different than those of SRE as described below under “Summary—Comparison of Investment Objectives, Policies and Risks.”

•	As discussed in more detail herein, MAF shareholders pay a greater advisory fee, a greater administrative fee and Class A distribution and services fee than shareholders of the Fund.

What are the tax consequences of the Reorganization?

The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

SRE is expected to sell a portion of its securities that are inconsistent with MAF’s investment strategy and will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable. SRE is currently in a capital loss position. Therefore, any potential realized gains as a result of the repositioning will not have a material impact to investors’ taxes. Any potential realized loss will increase the capital loss position further. The Adviser estimates any potential realized gains to result in minimal or no capital gain distribution to shareholders prior to the Reorganization. Additional tax information is included below under “Tax Consequences.”

When will the Reorganization occur?

Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about February 19, 2021.

Who will pay for the Reorganization?

MAF will pay the direct Proxy Statement/Prospectus expenses, including mailing, processing and printing costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization. SRE is expected to incur brokerage expenses related to the sale of any assets or the purchase of replacement securities prior to the Reorganization. Approximately a quarter of SRE securities are expected to be sold in connection with the Reorganization. These sales or purchases of assets will be necessary to align the portfolios of SRE and MAF and will be required prior to the Reorganization.

As of September 30, 2020, Reorganization-related expenses are estimated at approximately $177,000, of which an estimated $27,000, or $0.006 per share, will be paid by SRE and an estimated $150,000, or $0.050 per share, will be paid by MAF. These expenses include:

•	Registration fees for securities issued pursuant to the Reorganization estimated at $6,000 will be paid by MAF on an as incurred basis;

•	Direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees) estimated at $85,000 will be paid by MAF;

•

Direct Proxy Statement/Prospectus expenses (e.g., mailing, processing, tabulation and printing, as well as the cost associated with printing and mailing of prospectus supplements) associated with the Reorganization estimated at $4,000 will be paid by MAF;

•

Solicitation Fees payable to counterparties for assistance regarding the proxy and direct marketing expenses related thereto, such as telephone calls, broker-dealer fact sheets, and other fees related solely to the solicitation of the Reorganization estimated at $40,000 will be paid by MAF; and

•

Brokerage expenses related to the repositioning of its portfolio securities prior to the Reorganization in the amount of $27,000, will be paid by SRE. The actual amount of brokerage expenses may vary depending upon the number of transactions executed. Approximately a quarter of SRE securities are expected to be sold in connection with the Reorganization to better align SRE’s portfolio with MAF’s portfolio.

•	If the Reorganization is not consummated, SRE will not incur brokerage expenses in connection with repositioning, and all Reorganization-related expenses incurred shall be paid by the Adviser.

SRE is currently in a significant capital loss position. Therefore, any potential realized gains are not expected to have an impact to investors’ taxes. Any potential realized loss will increase the capital loss position further. We estimate any potential realized gains to result in minimal or no capital gain distribution to shareholders prior to the Reorganization.

Will my current account options transfer over to my new account?

Yes, these servicing features will transfer automatically to your MAF account. If you participate in automated or systematic account programs, these programs will continue in your new account with MAF. Shareholders wishing to modify, cancel, freeze or terminate such services must instruct the Fund or their financial representative, as applicable.

What should I do in connection with the Reorganization?

Please vote your shares today. If the Reorganization is approved and consummated, you will receive shares of the corresponding classes of MAF. Please do not attempt to make the exchange yourself.

Who is the Investment Adviser of the Funds?

HCMFA serves as investment adviser to the Funds. As of September 30, 2020, HCMFA had approximately $1.9 billion in assets under management. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.

HCMFA, through a “Shared Services Agreement” with HCMLP (defined below), will furnish to the Funds office facilities, equipment and personnel for servicing the management of the Funds. HCMFA will compensate all Adviser personnel who provide services to the Funds. HCMFA has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019.

On January 9, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. On October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, HCMFA is no longer under common control with HCMLP. Mr. Dondero continues to be a portfolio manager for HCMFA and the Funds.

On November 13, 2020, HCMLP filed an amended plan of reorganization and disclosure statement with the Court (the “Amended Plan”), which was subsequently accepted by the Creditors and is awaiting approval by the Court. On November 30, 2020, HCMLP provided notice of termination of the Shared Services Agreement to the Adviser, effective January 31, 2021. However, based upon on-going discussions with HCMLP, the Adviser expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to the Adviser or to a third-party service provider.

How do I vote?

There are several ways in which you can cast your vote:

☐	Online: Use the web address on the enclosed ballot;

☐	Telephone: Use the toll-free telephone number on the enclosed ballot;

☐	Mail: Complete and return the enclosed ballot in the enclosed postage paid envelope; or

☐	In person: At the meeting to be held on February 19, 2021

If you:

1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

2.	Do not respond at all, we may contact you by telephone or other means to request that you cast your vote.

Whom do I call if I have questions about this Proxy Statement/Prospectus?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-877-665-1287.

Thank you in advance for your vote.

After careful consideration, the Board of Trustees has unanimously approved this proposed Reorganization.

The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 19, 2021

TO SHAREHOLDERS OF HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND:

A special meeting of shareholders of Highland Socially Responsible Equity Fund (“SRE”), a series of Highland Funds II, will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, at 8:30a.m. (Central Time), on February 19, 2021 (the “Special Meeting”), for the following purposes:

•

To approve a proposed Agreement and Plan of Reorganization pursuant to which NexPoint Merger Arbitrage Fund (formerly Highland Merger Arbitrage Fund) (“MAF”) would acquire all, or substantially all, of the assets of SRE in exchange for Class A Shares, Class C Shares and Class Z Shares of MAF to be distributed pro rata by SRE to its shareholders of Class A Shares, Class C Shares and Class Y Shares, respectively, in a complete liquidation and dissolution of SRE (the “Proposal”); and

•	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees recommends a vote “FOR” the Proposal.

The close of business on January 8, 2021 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponements thereof. Please call (866) 351-4440 for directions on how to attend the Special Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on February 19, 2021: Copies of these proxy materials, including the Fund’s annual shareholder report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https://vote.proxyonline.com/highland/docs/hpe.pdf. Copies of the proxy materials are available upon request, without charge, by writing to AST Fund Solutions, LLC at AST Fund Solutions, ATTN: Highland 14777 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660, by calling (800) 870-0126, or by sending an e-mail to corporateservices@astfundsolutions.com, using subject line: Highland 14777 Fulfillment.

Shareholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Lauren Thedford

Lauren Thedford

Secretary

January 15, 2021

Dallas, Texas

PROXY STATEMENT/PROSPECTUS

January 15, 2021

ACQUISITION OF THE ASSETS OF

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND

A Series of Highland Funds II

Class A Shares

Class C Shares

Class Y Shares

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

By and in exchange for Shares of

NEXPOINT MERGER ARBITRAGE FUND

A Series of Highland Funds I

Class A Shares

Class C Shares

Class Z Shares

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

This Proxy Statement/Prospectus is being furnished to shareholders of Highland Socially Responsible Equity Fund (“SRE” or the “Fund”), a Series of Highland Funds II, in connection with the proposal (the “Proposal”) for the reorganization (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Plan”) by and between SRE and NexPoint Merger Arbitrage Fund (formerly Highland Merger Arbitrage Fund) (“MAF”), a series of Highland Funds I. This Proposal will be considered by shareholders who own shares of SRE on January 8, 2021 at a special meeting of shareholders (the “Meeting”) that will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, at 8:30 a.m. (Central Time), on February 19, 2021.

Under the Plan, SRE will transfer all or substantially all of its assets to MAF, in exchange for Shares of MAF, and MAF will assume all of the liabilities of SRE. MAF is expected to be the accounting survivor in the Reorganization. Shares of MAF will be distributed pro rata by SRE to its shareholders in complete liquidation and dissolution/termination of SRE. As a result of the Reorganization, each shareholder of SRE’s Class A Shares, Class C Shares and Class Y Shares will become a shareholder of Class A Shares, Class C Shares and Class Z Shares of MAF, respectively, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in SRE on the date of the Reorganization (the “Closing Date”). For purposes of this Proxy Statement/Prospectus, SRE and MAF may be referred to collectively as, the “Funds.”

The Board of Trustees of Highland Funds II (the “Board”), including a majority of the “non-interested” trustees (as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”)), has determined that the Reorganization is in the best interest of SRE and that interests of the existing shareholders of SRE will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of SRE approve the Reorganization. Information on the rationale for the Reorganization is included in this Proxy Statement/Prospectus in the section entitled “Summary—Reasons for the Proposed Reorganization.”

To become effective, the Reorganization must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by SRE shareholders.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Proxy Statement/Prospectus.

The investment objective of SRE is to seek long-term growth of capital and future income rather than current income. The investment objective of MAF is to generate positive absolute returns. For a more detailed comparison of the investment objectives, policies, limitations and risks of SRE with those of MAF, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Proxy Statement/Prospectus.

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. MAF is a series of Highland Funds I, a Delaware statutory trust, and SRE is a series of Highland Funds II, a Massachusetts business trust (together with Highland Funds I, the “Trusts”). The Funds are governed by each respective Trust’s Declaration of Trust and Bylaws, in addition to applicable state and federal law, and have identical Boards. The rights of shareholders of MAF and SRE are described in further detail in Annex D attached hereto. While Annex D outlines key substantive differences in shareholder rights between the two Trusts, the majority of these involve small differences in the manner in which and threshold numbers of shareholders required to exercise the same rights between the two Trusts. Accordingly, HCMFA does not believe that the rights of SRE shareholders will be diminished as a result of the Reorganization.

This Proxy Statement/Prospectus should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Proxy Statement/Prospectus is accompanied by the Prospectus for MAF, dated October 31, 2020, which is incorporated herein by reference. The Statement of Additional Information (“SAI”) dated, January 15, 2021 relating to this Proxy Statement/Prospectus, contains additional information and has been filed by Highland Funds I, on behalf of MAF, with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.

A prospectus and SAI for Highland Funds I (of which MAF is a series), dated October 31, 2020 (File Nos.  333-132400 and 811-21866) have been filed with the SEC and are incorporated herein by reference. In addition, a prospectus and SAI for Highland Funds II (of which SRE is a series), dated January  31, 2020 (File Nos. 033-51308 and 811-07142) have been filed with the SEC and are incorporated herein by reference. In addition, the Annual Report for SRE dated September 30, 2020 (File No.  811-07142) are incorporated by reference (legally considered to be part of the Proxy Statement/Prospectus). In addition, the Annual Report for MAF dated June 30, 2020 (File No.  811-21866) are incorporated by reference (legally considered to be part of the Proxy Statement/Prospectus). In addition, the Semi-Annual Report for SRE dated March 31, 2020 (File No.  811-07142) are incorporated by reference (legally considered to be part of the Proxy Statement/Prospectus). In addition, the Semi-Annual Report for MAF dated December 31, 2019 (File No. 811-21866) are incorporated by reference (legally considered to be part of the Proxy Statement/Prospectus).

Copies of these materials and other information about SRE and MAF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about SRE and MAF are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

Important Notice Regarding the Availability of Proxy Statement/Prospectus Materials for the Special Meeting of Shareholders to be held on February 19, 2021: This Proxy Statement/Prospectus is available on the Internet at highlandfunds.com/literature. On this website, you also will be able to access the Notice of Special Meeting of Shareholders and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUSAND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Proxy Statement/Prospectus as Annex A. The prospectus of MAF accompanies this Proxy Statement/Prospectus.

Under the Plan, SRE will transfer all, or substantially all, of its assets to MAF in exchange for Class A Shares, Class C Shares and Class Z Shares of MAF, and MAF will assume all of the liabilities of SRE. SRE will not transfer deferred or prepaid expenses to the extent that they do not have a continuing value to MAF, and which are not expected to be material in amount. If, after the Closing Date, additional cash in excess of accrued expenses recorded on SRE’s books on or before the Closing Date are received by or returned to SRE, such amounts would be remitted to MAF. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by MAF as the surviving fund. MAF is expected to be the accounting survivor of the Reorganization. MAF’s Class A Shares, Class C Shares and Class Z Shares will be distributed pro rata by SRE to its shareholders in complete liquidation, dissolution and termination of SRE. As a result of the Reorganization, each shareholder of SRE’s Class A Shares, Class C Shares and Class Y Shares will become a shareholder of Class A Shares, Class C Shares and Class Z Shares of MAF, respectively, having a total NAV equal to the total NAV of the shareholder’s holdings in SRE on the Closing Date.

REASONS FOR THE PROPOSED REORGANIZATION

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as investment adviser to the Funds.

SRE’s investment objective is to seek long-term growth of capital and future income rather than current income, whereas MAF’s investment objective is to generate positive absolute returns.

The Reorganization was recommended by the Adviser to the Board in light of SRE’s underperformance of its benchmark indices and MAF’s historical outperformance of both its merger arbitrage peers, as well as its broader Morningstar category and higher risk adjusted returns, outflows from SRE and the benefits of an investment strategy that is less correlated to the equity markets with reduced volatility.

On the Closing Date, an SRE shareholder of Class A Shares, Class C Shares and Class Y Shares will become the owner of shares of MAF’s Class A Shares, Class C Shares and Class Z Shares, respectively, having a total net asset value equal to the total net asset value of his or her holdings in SRE. Additionally, the Adviser has agreed to keep MAF’s expense limitation agreement (“ELA”) in place for one year from the Closing Date. The ELA limits MAF’s total annual operating expenses (exclusive of fees paid by MAF pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 1.50% of average daily net assets attributable to any class of MAF. MAF’s net expenses may be higher after the end of the one-year period following consummation of the Reorganization, as the ELA will expire on the later of February 19, 2022 or one year following the close of the Reorganization and HCMFA may, but is under no obligation to, renew the expense limitation agreement at such time.

As of September 30, 2020, the total assets were $69.3 million for SRE and $61.6 million for MAF.

Although SRE has a longer track record of performance including the predecessor strategies, as it commenced operations in December 1996, as of June 30, 2020 MAF has higher returns YTD, over the 1,- 3- and 5 year periods ended June 30, 2020 and since inception (January 2015). The performance information as of June 30, 2020 shown below will help you analyze SRE’s and MAF’s investment risks in light of their historical returns.

Fund	YTD Return	1 year Return	3 year Annualized Return	5 year Annualized Return	10 year Annualized Return	Annualized Return Since Merger Arbitrage Inception
Merger Arbitrage – Class A	3.22%	7.76%	5.16%	7.02%[1]	—	6.59%[1]

Socially Responsible Equity—Class A	-7.79%	-5.97%	1.54%	3.76%	10.76%	3.92%

[1]

MAF is the successor to an unregistered private fund (the “Predecessor Fund”). On May 12, 2016, MAF acquired the assets of the Predecessor Fund. For periods prior to May 12, 2016, the performance provided above is that of the Predecessor Fund, adjusted to reflect the higher fees and expenses of Class Z shares of MAF. The investment policies, objectives, guidelines and restrictions of MAF are substantially similar to those of the Predecessor Fund. In addition, the Predecessor Fund’s investment adviser is an affiliate of the current investment adviser of MAF.

Based on the recommendations of the Adviser, the Board believes that the proposed Reorganization will result in SRE’s shareholders receiving shares in a fund that has (i) exposure to a market neutral strategy with less volatility, historically; (ii) a stronger historical performance record, although over a shorter period of time; and (iii) a better opportunity for the Fund to achieve economies of scale given demand for non-correlated alternative investments in the open-end fund space. Past performance is no guarantee of future results.

Although shareholders of SRE will pay higher overall fees after the Reorganization, the Board considered the recommendation of HCMFA regarding the overall benefits to SRE shareholders of the Reorganization as described above and also took into account the reasonableness of the higher MAF fees in view of its investment strategy. In addition, MAF’s investment objective, policies and strategies will not change as a result of the Reorganization.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the 1940 Act, in considering the proposed Reorganization, the Board took into account all pertinent factors it deemed relevant in its business judgment, including: (1) MAF’s higher advisory fee of 1.00% compared to SRE’s advisory fee of 0.60%, MAF’s administrative fee of 0.20% compared to SRE’s accounting services fee of 0.09% and MAF’s higher Class A distribution fee of 0.35% compared to SRE’s Class A distribution fee of 0.25%; (2) the Reorganization is intended to be structured as a tax-free Reorganization; (3) the fact that MAF’s investment strategy provides a return profile with little to no correlation to the equity markets; (4) MAF’s stronger historical performance track record compared to SRE, although over a shorter period of time; and (5) the alternatives to the Reorganization available. Past performance is no guarantee of future results. These factors are more fully described below under “Board Considerations Relating to the Reorganization.”

Reorganization-related expenses are estimated at approximately $177,000, of which an estimated $27,000, or $0.006 per share, will be paid by SRE and an estimated $150,000, or $0.050 per share, will be paid by MAF.

These expenses include:

•	Registration fees for securities issued pursuant to the Reorganization estimated at $6,000 will be paid by MAF on an as incurred basis;

•	Direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees) estimated at $85,000 will be paid by MAF;

•

Direct Proxy Statement/Prospectus expenses (e.g., mailing, processing, tabulation and printing, as well as the cost associated with printing and mailing of prospectus supplements) associated with the Reorganization estimated at $4,000 will be paid by MAF;

•

Solicitation Fees payable to counterparties for assistance regarding the proxy and direct marketing expenses related thereto, such as telephone calls, broker-dealer fact sheets, and other fees related solely to the solicitation of the Reorganization estimated at $40,000 will be paid by MAF; and

•

Brokerage expenses related to the repositioning of its portfolio securities prior to the Reorganization in the amount of $27,000, will be paid by SRE. The actual amount of brokerage expenses may vary depending upon the number of transactions executed. Approximately a quarter of SRE securities are expected to be sold in connection with the Reorganization to better align SRE’s portfolio with MAF’s portfolio;

•	If the Reorganization is not consummated, SRE will not incur brokerage expenses in connection with repositioning, and all Reorganization-related expenses incurred shall be paid by the Adviser.

SRE is currently in a capital loss position. Therefore, any potential realized gains as a result of the repositioning will not have a material impact to investors taxes. Any potential realized loss will increase the capital loss position further. We estimate any potential realized gains to result in minimal or no capital gain distribution to shareholders prior to the Reorganization.

There will be no dilution to shareholders as a result of the Reorganization, because each SRE shareholder will become the owner of shares of MAF having a total net asset value equal to the total net asset value of his or her holdings in SRE on the Closing Date.

In summary, SRE shareholders will be receiving shares in a fund with a stronger historical performance record (although over a shorter period of time), exposure to a market neutral strategy with less volatility, historically; and a better opportunity for the Fund to achieve economies of scale given demand for non-correlated alternative investments in the open-end fund space. Past performance is no guarantee of future results. SRE shareholders also will be receiving shares of MAF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more favorable tax result as compared to that resulting from a liquidation of SRE.

Based on information provided by the Adviser, the Board believes that the proposed Reorganization is in the best interest of SRE and MAF shareholders because it provides shareholders of SRE with the opportunity for long-term growth in an investment vehicle that has historically experienced less volatility and that such growth could have the potential for greater efficiencies and the ability to spread fixed costs over a larger asset base.

Following the Reorganization, it is expected that the pro forma gross and net expenses of MAF will be higher than those of SRE in part due to the higher expense line items “Interest Payments and Commitment Fees on Borrowed Fund” and “Dividend Expense on Short Sales” in the fee table. While these fees are higher for MAF, they represent trading costs related to the investment strategies of the Funds and reflect MAF’s merger arbitrage strategy. Dividend Expense on Short Sales reflects dividends paid on stocks the Funds borrow in order to short. The Adviser considers Dividend Expense on Short Sales to be a trading cost and for this reason such expenses are excluded from MAF’s contractual expense limitation.

By contrast, the Adviser and its affiliates will benefit from the Reorganization of SRE as a result of the increase in the assets of MAF (which would increase asset-based fee revenue for HCMFA and its affiliates with respect to MAF, while retaining current SRE assets within the Highland complex). Except for this benefit, the Adviser and its affiliates will not receive a monetary benefit from the Reorganization. In considering this benefit to the Adviser, the Adviser believes consideration should be given to the fact that, instead of the reorganization of SRE into MAF, which the Adviser believes will be more beneficial to SRE shareholders, the Adviser and its affiliates could have decided to propose to liquidate SRE, which would be a taxable event to shareholders, or to propose to merge SRE into an investment vehicle that does not provide for daily liquidity.

Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor SRE and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in SRE bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).

In consideration of the foregoing and other information in this Proxy Statement/Prospectus, the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act, has determined that participation in the Reorganization is in the best interests of SRE and the interests of the existing shareholders of SRE will not be diluted as a result of the Reorganization. Therefore, the Board unanimously recommends that shareholders approve the Reorganization of SRE into MAF.

TAX CONSEQUENCES

Tax-Free Reorganization Under The Code

As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by SRE’s shareholders. To qualify, MAF must acquire “substantially all” of the assets of SRE in exchange for MAF shares and the assumption of specified SRE liabilities (if any), SRE must liquidate completely as a result of the Reorganization and distribute MAF shares to SRE shareholders, and MAF must either (1) use a “significant portion” of SRE’s historic assets in a business (the “asset continuity” test), or (2) continue SRE’s “historic business” (the “business continuity” test). The Adviser intends to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, MAF must continue a significant historic business of SRE, which generally requires that, on the date of the Reorganization, at least one-third of SRE’s assets must meet MAF’s investment objectives, strategies, policies, risks and restrictions, and that SRE did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. MAF may, but is not required to, retain a certain portion of SRE’s portfolio securities post-Reorganization. The aggregate tax basis of the shares of MAF received by the SRE shareholders will be the same as the aggregate tax basis of their shares in SRE. Prior to the Reorganization, SRE will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to SRE shareholders. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”

The Adviser believes that the Reorganization will qualify as a tax-free reorganization. To the extent that any transition of portfolio securities occurs in connection with the Reorganization, it is anticipated that SRE will incur transaction expenses associated with the disposition of portfolio securities. These brokerage costs, which will be borne by SRE, are currently estimated to be $27,000 or $0.006 per share, though the actual amount may vary depending upon the number of transactions executed. SRE expects to replace a portion of its investments in common stock of publicly listed companies, ETFs and options or derivatives of public securities. To the extent that certain assets are purchased or sold short to more closely align with the portfolio of MAF, such investments would consist primarily of common stock in publicly listed companies, as well as options or derivatives of public securities, where the Adviser determines an attractive merger arbitrage investment. Prior to the Reorganization, SRE may dispose of portfolio securities in the ordinary course of business and in anticipation of the Reorganization to better align the portfolios of SRE and MAF. Such disposition of portfolio securities may result in the realization of net capital gains and may cause SRE to temporarily deviate from its stated investment objectives and strategies.

To the extent that SRE’s net capital gains as of the Closing Date (including the referenced disposition of portfolio securities) exceed any available capital loss carryforward, any capital gain distribution will be taxable to SRE shareholders. Due to SRE’s current estimated capital loss position, the Adviser believes that any potential realized gains will result in minimal or no capital gain distributions to shareholders prior to the Reorganization.

See the section entitled “Federal Income Tax Consequences” below for further information regarding the tax treatment of any capital gains realized from this disposition of securities.

The consummation of the Reorganization also is contingent upon the receipt of a tax opinion (to be issued by K&L Gates LLP) addressed to SRE and MAF to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that MAF and SRE will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. The tax opinion will satisfy the requirements for such legal opinion set forth in the form of Agreement and Plan of Reorganization for the Reorganization.

Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains

As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of SRE for shares of MAF as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of SRE before the Reorganization becomes effective or sell/exchange their shares of MAF after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by SRE immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. At the time of the Reorganization, it is anticipated that SRE will transfer most, if not all, of its then existing portfolio to MAF pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of SRE result in SRE having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. As noted above, SRE expects to replace a portion of its investments in common stock of publicly listed companies, ETFs and options or derivatives of public securities with common stock in publicly listed companies, as well as options or derivatives of public securities, where the Adviser determines an attractive merger arbitrage investment. Consequently, brokerage costs incurred in connection with the Reorganization and the repositioning of SRE’s portfolio are expected to be $27,000, although the actual amount may vary depending upon the number of transactions executed.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either SRE or MAF (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable, or become subject to annual use limitations, to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of a Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

Generally, when ownership of a corporation with capital loss carryforwards changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income would generally be determined by multiplying the “federal long-term tax-exempt rate” (the applicable rate as of October 2020 was 0.85%) by the value of the outstanding shares of SRE (possibly subject to adjustment for purposes of these rules) immediately prior to the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of SRE will receive a proportionate share of any “built-in” (unrealized) gains in MAF’s assets, as well as any taxable gains realized by MAF but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by MAF. As a result, shareholders of SRE may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of SRE (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to SRE shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of MAF remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than SRE’s built-in gains (as described above), potentially resulting in a tax benefit to SRE shareholders.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

As of June 30, 2020, the last fiscal year end of MAF for which audited financial statements are available, MAF had capital loss carryforwards other than any post-October 2020 carryforwards of approximately $7.9 million. As of September 30, 2020, SRE’s capital loss position was approximately $5.1 million. SRE estimated capital loss carryforward is not set to expire.

Shareholders of SRE should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF THE HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Funds are materially different, although SRE typically gains exposure to merger arbitrage investments through its investment in MAF. SRE’s fundamental investment objective is to seek long-term growth of capital and future income rather than current income while MAF’s non-fundamental objective is to generate positive absolute returns.

SRE pursues its investment objective primarily by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks, of socially responsible companies. MAF pursues its investment objective by investing at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies that are involved in publicly-announced mergers (including mergers through takeovers and tender offers, so long as tender offers are being used to effect a merger) (“Merger Transactions”) or companies that the Adviser believes may be involved in Merger Transactions. The performance of MAF has historically had little to no correlation to the equity markets. This is demonstrated by each Fund’s correlation to the S&P 500, a broad-based equity securities market index. MAF’s correlation to the S&P 500 is 0.20, as compared to SRE’s correlation of 0.90. MAF also invests pursuant to its principal investment policies in high-yield debt securities (“junk securities”), which are not a principal investment strategy of SRE. Unlike SRE, MAF does not pursue a socially responsible investing strategy. After the Reorganization is consummated, MAF will continue to be operated in accordance with MAF’s investment objective and investment strategies.

While each Fund is exposed to the specific principal risks discussed below as a result of such Fund’s particular investment strategies, the risk profile of MAF would be considered higher than that of SRE in light of MAF’s exposure to Emerging Markets Risk, High Yield Debt Securities Risk, Illiquid and Restricted Securities Risk, Leverage Risk, and Non-Diversification Risk each as described below under “Comparison of Risks.” These risks are not principal risks of SRE.

The following chart summarizes the investment objectives and policies of SRE and MAF. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund’s prospectus.

INVESTMENT OBJECTIVES AND POLICIES
SRE (Reorganizing Fund)	MAF (Surviving Fund)
The Fund’s fundamental investment objective is to seek long-term growth of capital and future income rather than current income.	The Fund’s non-fundamental investment objective is to generate positive absolute returns.

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks, of socially responsible companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund defines socially responsible companies as those contained in the MSCI KLD 400 Social Index (the “Index”), which is a capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (“ESG”) ratings and excludes companies whose products have negative social or environmental impacts. Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) believes that using the Index as its investable universe is consistent with its obligations to investors because it provides investors with access to socially responsible stocks while applying the Adviser’s proprietary analysis in order to seek to provide better risk-adjusted returns than the Index across a market cycle. The Index serves as the investable universe from which the Adviser chooses investments to meet its policy to invest at least 80% in socially responsible companies and against which the Adviser applies proprietary fundamental and technical criteria, which includes evaluations based on growth, value, trend and momentum.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies that are involved in publicly-announced mergers (including mergers through takeovers and tender offers, so long as tender offers are being used to effect a merger) (“Merger Transactions”) or companies that the Adviser believes may be involved in Merger Transactions. This investment policy is not fundamental and may be changed by the Fund without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund may invest in equity securities of issuers of any market capitalization. Investment selection will be based on proprietary fundamental and technical criteria, which includes evaluations based on growth, value, trend and momentum. The Adviser seeks to achieve long-term growth of capital across a full market cycle by focusing on an investable universe it believes has a sustainable, long-term competitive advantage against the market and the potential for both capital appreciation and increasing dividends over time. The portfolio managers will employ both growth

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. The Fund may invest in issuers of any market capitalization. Although the equity securities in which the Fund invests may be denominated in any currency and may be located in emerging markets without limit, the Fund will primarily invest in equity securities that are located in developed markets. Such investment may and value strategies, emphasizing those which are currently in favor based on market conditions. The Adviser will also employ methods which analyze the overall health of the markets with the intent of reducing equity holdings and raising cash during cyclical stock market downturns, commonly known as “bear markets.”

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities.

The Adviser may also use cash as a strategic asset, meaning the Fund may maintain up to 20% of assets in cash for significant periods of time.

be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund engages in risk arbitrage strategies, particularly merger arbitrage strategies, in order to achieve its investment objective. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of Merger Transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The merger arbitrage strategy is designed to provide performance that the Adviser believes will normally have relatively low correlation with the overall performance of stock markets.

The Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile. The Fund may also participate in other forms of arbitrage including, without limitation, share class arbitrage.

The Fund’s portfolio managers may actively hedge positions through the use of fully covered options strategies, such as buying puts, selling covered calls or fully funded spreads.

The Adviser intends to actively hedge market risk in several ways, including through the use of fully covered options strategies such as buying puts, selling calls or creating spreads. Additionally, the Adviser may invest long or short in exchange-traded funds (“ETFs”).

The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”). To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund may employ currency hedges (either in the forward, futures or options markets) in certain circumstances to reduce currency risk on investments in assets denominated in foreign currencies.

The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.	The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests, and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes increases both investment opportunity and investment risk. The Fund may seek additional income by making secured loans on its portfolio securities.
The Fund may also sell securities short.	The Fund may also short a company in an announced transaction in anticipation that the deal will be terminated or deal terms will be re-negotiated. The Fund may hold a significant portion of its assets in cash and money market instruments in anticipation of arbitrage opportunities, and investments in money market instruments will not be deemed violations of the 80% test above.
The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”), debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers.
The Fund generally invests in stocks of target companies in potential Merger Transactions based on the Adviser’s expected risk adjusted return for the arbitrage transaction. In most cases, the Fund will buy the target’s stock soon after the announcement of the Merger Transaction (or when one or more publicly disclosed events point toward the possibility of some type of Merger Transaction within a reasonable time) and may, but is not required to, hold the stock until the deal is completed. While the Fund will usually invest in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, debt, American Depositary Receipts (ADRs), options, and bonds.
The Fund has elected to be classified as a diversified fund for the purposes of the 1940 Act. Diversified funds may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The Fund is non-diversified as defined in the 1940 Act but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

The Adviser normally allocates the Fund’s investments across different industries and sectors, but the Adviser may invest a significant percentage of the Fund’s assets in issuers in a single or small number of industries or sectors as a result of its merger arbitrage investment strategy. As a result, the Fund’s investments may focus on the information technology and financials sectors.

The Fund’s portfolio managers analyze a security’s volatility and thematic & sector trends when evaluating the portfolio and may consider selling a security when one of these characteristics no longer applies (or when more attractive alternatives are identified).	The Adviser normally allocates the Fund’s investments across different industries and sectors, but the Adviser may invest a significant percentage of the Fund’s assets in issuers in a single or small number of industries or sectors as a result of its merger arbitrage investment strategy. As a result, the Fund’s investments may focus on the information technology and financials sectors. The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable.
The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis. As a result, the Fund may be more likely to realize capital gains, including short-term capital gains taxable as ordinary income, that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and to incur other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions and transaction costs it incurs will vary over time based on market conditions.	The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis. As a result, the Fund may be more likely to realize capital gains, including short-term capital gains taxable as ordinary income, that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and to incur other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions and transaction costs it incurs will vary over time based on market conditions.

COMPARISON OF RISKS

The principal investment risks of both Funds are provided in the chart below. Because each Fund has different investment objectives and different investment policies, certain of their principal risks will be different. Accordingly, an investment in either Fund results in exposure to additional risks than would an investment in the other Fund.

These similarities and differences are outlined below. As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

SRE (Reorganizing Fund)	MAF (Surviving Fund)
No corresponding risk factor.	Merger Arbitrage and Event-Driven Risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.
Socially Responsible Investment/ESG Risk is the risk that, because the Fund invests primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider (defined below) in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance. Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.	No corresponding risk factor.

Industry Focus Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund currently focuses its investments in the information technology, industrials, healthcare, consumer discretionary and financials sectors, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.	Same, except the Fund currently focuses its investments in information technology and financial sectors, and does not focus its investments in communication services and consumer discretionary sectors.
Information Technology Sector Risk is the risk that the Fund may be impacted by risks faced by companies in the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.	Same.
No corresponding risk factor.	Convertible Securities Risk is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.	Same.
No corresponding risk factor.	Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.	Same.
No corresponding risk factor.	Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.	Same.

No corresponding risk factor.	Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.	Same.
Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.	Same.
No corresponding risk factor.	Financial Services Sector Risk is the risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
No corresponding risk factor.	Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Focused Investment Risk is the risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.	No corresponding risk factor.
Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.	No corresponding risk factor.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.	Same.
No corresponding risk factor.	High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
No corresponding risk factor.	Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
No corresponding risk factor.	Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Large-Cap Company Risk is the risk that large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower market valuations or pricing for their common stock.	No corresponding risk factor.
No corresponding risk factor.	Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
No corresponding risk factor.	Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.
No corresponding risk factor.	Management Risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established	No corresponding risk factor.

companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
No corresponding risk factor.	Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.
No corresponding risk factor.	Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.
Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.	Same.
Options Risk is the risk associated with investments in options. Options, such as covered calls and covered	Same.

puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.
Other Investment Companies Risk is the risk that when the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.	No corresponding risk factor.
Pandemics and Associated Economic Disruption An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect the Fund’s performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.	Same.

Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund experienced a high portfolio turnover rate.	Same.
No corresponding risk factor.	Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.
No corresponding risk factor.	Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund..	Same.
No corresponding risk factor	Shareholder Concentration Risk is the risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Particularly large redemptions may affect asset allocation decisions and could adversely impact remaining Fund shareholders.
Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.	Same.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.	No corresponding risk factor.
No corresponding risk factor.

Special Purpose Acquisition Companies Risk is the risk that the Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.	Same.
No corresponding risk factor.	Tax Risk is the risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.
Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.	No corresponding risk factor.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund’s Board without shareholder approval.

The fundamental and non-fundamental investment limitations of the Funds are materially different. The following chart compares the fundamental and non-fundamental investment limitations of SRE and MAF.

FUNDAMENTAL POLICIES

SRE (Reorganizing Fund)	MAF (Surviving Fund)

Concentration

Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

Concentration The Fund will not concentrate its investments within the meaning of the 1940 Act.

Borrowing Money and Senior Securities

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Borrowing Money and Senior Securities

The Fund may not issue senior securities (including borrowing money, including on margin if margin securities are owned, and through entering into reverse repurchase agreements) in excess of 33 1/3% of such Fund’s total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities.

Underwriting

No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the

Underwriting

The Fund will not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.

securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).
Investing in Real Estate Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Investing in Real Estate

The Fund may not purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

Investing in Commodities A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Investing in Commodities

The Fund may not purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Lending

No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

Lending

The Fund may not lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

*   Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.

NON-FUNDAMENTAL POLICIES

SRE (Reorganizing Fund)	MAF (Surviving Fund)
Repurchase Agreements No specific limitation, but comparable in the above lending limitation.	Repurchase Agreements The Fund may not enter into repurchase agreements if, as a result thereof, more than 33 1/3% of such Fund’s total assets would be invested in repurchase agreements.

Illiquid Securities

No Fund may purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Illiquid Securities

The Fund may not Acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid.

Investing in Other Investment Companies

No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

Investing in Other Investment Companies

The Fund may not acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, in addition to any investments permitted by exemptive relief, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in a Fund owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased)

Borrow on Margin The Fund may not borrow on margin, notwithstanding fundamental investment restriction on borrowing, unless such activity is permitted by applicable law.	Same.

Investing in Registered Investment Companies or Registered Unit Investment Trusts

The Fund that is invested in by another series of the Trust or by a series of Highland Funds I may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Investing in Registered Investment Companies or Registered Unit Investment Trusts

The Fund may not, in the case where the Fund is invested in by another series of the Trust or by a series of Highland Funds II, acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Warrants

No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

No comparable restriction.

Restricted Securities

No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

No comparable restriction.

Names Rule

Each of the Funds invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

Under normal circumstances, the Socially Responsible Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, such as common and preferred stocks, of socially responsible companies.

No comparable restriction.

Pledge/Mortgage/Hypothecate

The Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

No comparable restriction.

Other Information

The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to a Fund may require that the Fund pledge its assets as collateral. If a Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

The percentage limitations in the restriction listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of the fundamental investment restriction on concentration above, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, each Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. Each Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

For purposes of non-fundamental investment restriction on illiquid securities above, illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

For purposes of non-fundamental investment restriction on borrowing on margin above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The procedures for purchasing, redeeming and exchanging shares of SRE are identical to those for purchasing, redeeming and exchanging shares of MAF. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.

COMPARATIVE FEE TABLES

Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization. Future transactions in MAF will be subject to applicable sales charges.

Set forth in the tables below is information regarding the fees and expenses incurred by the Class A Shares, Class C Shares and Class Z Shares of MAF and Class A Shares, Class C Shares and Class Y Shares of SRE, and the anticipated pro forma fees for the Class A Shares, Class C Shares and Class Z Shares of MAF after giving effect to the Reorganization. It is anticipated that MAF will be the accounting survivor after the Reorganization.

MAF’s gross advisory and administrative fees are higher than those of SRE (1.00% compared to 0.60% advisory fee and a 0.20% administrative fee compared to 0.09%) and Class A Shareholders of SRE will experience a 10 basis point increase in their Distribution and/or Service Fee. Additionally, MAF’s pro forma fees and expenses are estimated to be higher than those of SRE; however, the Adviser notes that the Total Annual Fund Operating Expenses for the pro forma combined MAF (the “Surviving Fund) are higher than those of SRE primarily as a result of the higher Dividend Expense on Short Sales and Interest Payments and Commitment Fees on Borrowed Funds applicable to MAF and the Surviving Fund. Dividend Expense on Short Sales reflects dividends paid on stocks the Funds borrow in order to short. The Adviser considers Dividend Expense on Short Sales and Interest Payments and Commitment Fees on Borrowed Funds to be a trading cost and for this reason such expenses are excluded from MAF’s contractual expense limitation. The Remainder of Other Expenses are also higher for MAF.

NEXPOINT MERGER ARBITRAGE FUND CLASS A SHARES–

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND CLASS A SHARES

Fees and Expenses

This table describes: (1) current actual fees and expenses of Class A Shares (A) of MAF as disclosed in the Annual Report dated June 30, 2020; (2) current actual fees and expenses of Class A Shares (A) of SRE as disclosed in the Annual Report dated September 30, 2020; and (3) the pro forma fees and expenses of the Class A Shares (A) of MAF on a combined basis after giving effect to the Reorganization.

Shareholder Fees (Fees Paid Directly From Your Investment)	SRE–A		MAF–A	MAF-A Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, as applicable)	None	%[1]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a % of offering price)	None		None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None		None	None
Exchange Fee	None		None	None
Annual Fund Operating Expenses (Expenses That You Pay Each Year as a % of the Value of Your Investment)
Management Fee	0.60%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.35%[2]	0.35%[2]
Other Expenses:	0.95%		2.34%	2.42%
Interest Payments and Commitment Fees on Borrowed Funds	0.04%		0.18%	0.18%
Dividend Expense on Short Sales and Other Excluded Expenses[6]	0.01%		0.73%	0.81%
Remainder of Other Expenses	0.90%		1.43%	1.43%
Acquired Fund Fees and Expenses	0.01%		0.01%	0.01%
Total Annual Fund Operating Expenses	1.81%[3]		3.70%	3.78%
Fee Waivers and/or Expense Reimbursements	-0.10%[4]		-0.93%[5]	-0.93%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.71%		2.77%	2.85%

[1]

Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase.

[2]	Each Fund has adopted a Distribution (12b-1) Plan pursuant to which the Class A shares may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.25% for SRE and 0.35% for MAF.
[3]

Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[4]	The Adviser voluntarily waives advisory fees on the purchases of affiliates.
[5]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by MAF pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.50% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2021 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through the later of February 19, 2022 or one year following the close of the Reorganization and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

[6]	Other Excluded Expenses includes Amortized Offering Fees.

Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement and waivers described above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
MAF – Class A Shares assuming redemption	$915	$1,539	$2,282	$4,226
MAF – Class A Shares assuming no redemption	$815	$1,539	$2,282	$4,226
SRE – Class A Shares assuming redemption	$739	$1,103	$1,490	$2,572
SRE – Class A Shares assuming no redemption	$739	$1,103	$1,490	$2,572
MAF – Class A Shares, Pro Forma Combined assuming redemption	$922	$1,561	$2,318	$4,292
MAF – Class A Shares, Pro Forma Combined assuming no redemption	$822	$1,561	$2,318	$4,292

NEXPOINT MERGER ARBITRAGE FUND CLASS C SHARES–

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND CLASS C SHARES

Fees and Expenses

This table describes: (1) current actual fees and expenses of Class C Shares (C) of MAF as disclosed in the Annual Report dated June 30, 2020; (2) current actual fees and expenses of Class C Shares (C) of SRE as disclosed in the Annual Report dated September 30, 2020; and (3) the pro forma fees and expenses of the Class C Shares (C) of MAF on a combined basis after giving effect to the Reorganization.

Shareholder Fees (Fees Paid Directly From Your Investment)	SRE–C	MAF–C	MAF–C Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, as applicable)	1.00%[1]	1.00%[1]	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a % of offering price)	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses That You Pay Each Year as a % of the Value of Your Investment)
Management and Admin Fee	0.60%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	1.00%[2]	1.00%[2]	1.00%[2]
Other Expenses:	0.96%	2.34%	2.42%
Interest Payments and Commitment Fees on Borrowed Funds	0.04%	0.18%	0.18%
Dividend Expense on Short Sales and Other Excluded Expenses[6]	0.01%	0.73%	0.81%
Remainder of Other Expenses	0.91%	1.43%	1.43%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.57%[3]	4.35%	4.43%
Fee Waivers and/or Expense Reimbursements	-0.10%[4]	-0.93%[5]	-0.93%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.47%	3.42%	3.50%

[1]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[2]	Each Fund has adopted a Distribution (12b-1) Plan pursuant to which the Class C shares may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 1.00%.
[3]

Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[4]	The Adviser voluntarily waives advisory fees on the purchases of affiliates.
[5]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by MAF pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.50% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2021 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through the later of February 19, 2022 or one year following the close of the Reorganization and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

[6]	Other Excluded Expenses includes Amortized Offering Fees.

EXAMPLE

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement and waivers described above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
MAF – Class C Shares assuming redemption	$445	$1,234	$2,135	$4,440
MAF – Class C Shares assuming no redemption	$345	$1,234	$2,135	$4,440
SRE – Class C Shares assuming redemption	$350	$790	$1,356	$2,897
SRE – Class C Shares assuming no redemption	$250	$790	$1,356	$2,897
MAF – Pro Forma Combined assuming redemption	$453	$1,257	$2,172	$4,505
MAF – Pro Forma Combined assuming no redemption	$353	$1,257	$2,172	$4,505

NEXPOINT MERGER ARBITRAGE FUND CLASS Z SHARES–

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND CLASS Y SHARES

Fees and Expenses

This table describes: (1) current actual fees and expenses of Class Z Shares (Z) of MAF as disclosed in the Annual Report dated June 30, 2020; (2) current actual fees and expenses of Class Y Shares (Y) of SRE as disclosed in the Annual Report dated September 30, 2020; and (3) the pro forma fees and expenses of the Class Z Shares (Z) of MAF on a combined basis after giving effect to the Reorganization.

Shareholder Fees (Fees Paid Directly From Your Investment)	SRE–Y	MAF–Z	MAF–Z Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a % of offering price)	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses That You Pay Each Year as a % of the Value of Your Investment)
Management	0.60%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses:	0.96%	2.34%	2.42%
Interest Payments and Commitment Fees on Borrowed Funds	0.04%	0.18%	0.18%
Dividend Expense on Short Sales and Other Excluded Expenses[4]	0.01%	0.73%	0.81%
Remainder of Other Expenses	0.91%	1.43%	1.43%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.57%[1]	3.35%	3.43%
Fee Waivers and/or Expense Reimbursements	-0.10%[2]	-0.93%[3]	-0.93%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.47%	2.42%	2.50%

[1]

Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[2]	The Adviser voluntarily waives advisory fees on the purchases of affiliates.
[3]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by MAF pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.50% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2021 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through the later of February 19, 2022 or one year following the close of the Reorganization and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

[4]	Other Excluded Expenses includes Amortized Offering Fees.

EXAMPLE

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement and waivers described above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
MAF – Class Z Shares assuming redemption	$245	$944	$1,666	$3,577
MAF – Class Z Shares assuming no redemption	$245	$944	$1,666	$3,577
SRE – Class Y Shares assuming redemption	$150	$486	$846	$1,859
SRE – Class Y Share assuming no redemption	$150	$486	$846	$1,859
MAF – Class Z Shares, Pro Forma Combined assuming redemption	$253	$967	$1,704	$3,650
MAF – Class Z Shares, Pro Forma Combined assuming no redemption	$253	$967	$1,704	$3,650

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year for which audited financial information is available, MAF’s portfolio turnover rate was 958% and SRE’s portfolio turnover rate was 807% of the average value of each Fund’s respective portfolio.

COMPARISON OF PERFORMANCE INFORMATION

The performance information below is provided for the last ten full calendar years for SRE (inception December 1996) and since inception for MAF (inception January 2015).

MAF outperformed each of SRE’s classes YTD and over the 1-, 3- and 5-year periods ended June 30, 2020 and since MAF’s inception (January 2015). The performance information shown below as of each calendar year end will help you analyze SRE’s and MAF’s investment risks in light of their historical returns in addition to the comparative performance of each Fund as of the more recent date of June 30, 2020.

Fund	YTD Return	1 year Return	3 year Annualized Return	5 year Annualized Return	10 year Annualized Return	Annualized Return Since Merger Arbitrage Inception
Merger Arbitrage – Class A	3.22%	7.76%	5.16%	7.02%[1]	—	6.59%[1]
Socially Responsible Equity - Class A	-7.79%	-5.97%	1.54%	3.76%	10.76%	3.92%

[1]

MAF is the successor to an unregistered private fund (the “Predecessor Fund”). On May 12, 2016, MAF acquired the assets of the Predecessor Fund. For periods prior to May 12, 2016, the performance provided above is that of the Predecessor Fund, adjusted to reflect the higher fees and expenses of Class Z shares of MAF. The investment policies, objectives, guidelines and restrictions of MAF are substantially similar to those of the Predecessor Fund. In addition, the Predecessor Fund’s investment adviser is an affiliate of the current investment adviser of MAF.

Highland Socially Responsible Equity Fund

Risk/Return Bar Chart

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting https://highlandfunds.com/funds/ or by calling 1-877-665-1287.

The bar chart shows the performance of the Fund’s Class A shares for the years ended as of December 31. The highest calendar quarter total return for Class A Shares of the Fund was 7.50% for the quarter ended March 31, 2019 and the lowest calendar quarter total return was -16.29% for the quarter ended December 31, 2018.

Average Annual Total Return Table

After-tax returns in the table below are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares may be higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

(For the periods ended December 31, 2019)

Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	5.21%	4.78%	9.98%
Return After Taxes on Distributions	5.03%	0.50%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.44%	3.09%	7.95%
C:
Return Before Taxes	9.68%	5.22%	9.80%
Y:
Return Before Taxes	11.95%	6.29%	10.91%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	31.92%	9.51%	12.14%
S&P 500 Growth Index[2] (reflects no deduction for fees, expenses or taxes)	31.13%	13.50%	14.76%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)	31.63%	11.57%	—

[1]

The 1 Year “Return After Taxes on Distributions and Sale of Fund Shares” loss for the period is offset by a capital loss benefit for the assumed sale of Fund shares. The 1 Year “Return After Taxes on Distributions” does not include an assumed sale for this period, therefore, this return does not reflect the offsetting capital loss.

[2]

Prior to March 15, 2019, the Fund compared its performance to the S&P 500 Growth Index. After this date, to better reflect the universe of investment opportunities based on the Fund’s investment strategy, the Fund added the S&P 500 Value Index as the primary benchmark to which the Fund compares its performance.

NexPoint Merger Arbitrage Fund

Risk/Return Bar Chart

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in MAF by showing changes in the performance of MAF’s Class A for each full calendar year and by showing how MAF’s average annual returns compare to those of a broad-based securities market index. As with all mutual funds, MAF’s past performance (before and after taxes) does not predict how MAF will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

MAF is the successor to an unregistered private fund (the “Predecessor Fund”). On May 12, 2016, MAF acquired the assets of the Predecessor Fund. For periods prior to May 12, 2016, the performance provided in the bar chart and Average Annual Total Returns table below is that of the Predecessor Fund, adjusted to reflect the higher fees and expenses of Class Z shares of MAF. The investment policies, objectives, guidelines and restrictions of MAF are substantially similar to those of the Predecessor Fund. In addition, the Predecessor Fund’s investment adviser is an affiliate of the current investment adviser of MAF. As a mutual fund registered under the 1940 Act, MAF is subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) to which the Predecessor Fund was not subject. Had the Predecessor Fund been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions are not expected to have a material effect on MAF’s investment program. The Predecessor Fund was an unregistered Delaware limited partnership and did not qualify as a regulated investment company for federal income tax purposes.

Effective August 19, 2016, MAF registered as an open-end investment company under the 1940 Act. For periods prior to August 19, 2016, the performance provided in the Average Annual Total Returns table for Class A and Class C shares is the performance of Class Z shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees) applicable to Class A and Class C shares. Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting https://highlandfunds.com/funds/or by calling 1-877-665-1287.

The bar chart shows the performance of the Fund’s Class A shares for the years ended as of December 31. The highest calendar quarter total return for Class A Shares of the Fund was 4.72% for the quarter ended June 30, 2017 and the lowest calendar quarter total return was -1.18% for the quarter ended March 31, 2018.

Average Annual Total Return Table

After-tax returns in the table below are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares may be higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

(For the periods ended December 31, 2019)

Share Class	1 Year	3 Year	Since Inception
A:
Return Before Taxes	1.07%	6.06%	6.60%
Return After Taxes on Distributions	0.97%	0.92%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	0.67%	1.77%	3.33%
C:
Return Before Taxes	6.25%	5.38%	5.51%
Z:
Return Before Taxes	7.34%	6.43%	6.43%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	4.03%	2.79%

*	The Fund is the successor to the Predecessor Fund which commenced operations on January 20, 2015.

Financial Highlights

The Financial Highlights for SRE and MAF are included as Annex B to this Proxy Statement/Prospectus. The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years, or since inception if the Fund has been operational for a shorter period of time. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

As of June 19, 2020, Cohen & Company, Ltd. (“Cohen”), an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as independent registered accounting firm to the Funds. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when approved to do so by the Audit Committee. This information for the year ended June 30, 2020 for MAF and for the year ended September 30, 2020 for SRE has been audited by Cohen. Certain information for the years ended June 30, 2019, 2018, 2017 and 2016, and September 30, 2019, 2018, 2017 and 2016, for MAF and SRE, respectively, has been audited and reported on by another independent registered public accounting firm.

Effective August 19, 2016, MAF registered as an open-end investment company under the 1940 Act. Financial Highlights are therefore not available for periods prior to August 19, 2016.

INVESTMENT ADVISER

The Board of Highland Funds I governs MAF, and the Board of Highland Funds II governs SRE. The Boards select and oversee SRE’s and MAF’s adviser, Highland Capital Management Fund Advisors, L.P. (the “Adviser” or “HCMFA”). HCMFA manages each Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 300 Crescent Court, Suite 700, Dallas, Texas 75201. As of June 30, 2020, HCMFA had approximately $2.1 billion in assets under management.

HCMFA has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. On January 9, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. As a result of these changes, the Adviser is no longer under common control with HCMLP.

On September 21, 2020, HCMLP filed of a plan of reorganization and disclosure statement with the Court (the “Filed Plan”). On October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. He continues to be a portfolio manager for HCMFA.

Under the Filed Plan, HCMLP is expected to continue to provide investment and business advice, including services under the Shared Services Agreement with the Adviser. Under this Agreement HCMFA may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. HCMFA is neither party to HCMLP’s bankruptcy filing nor subject to the Filed Plan. There can be no assurance that the Filed Plan will be approved by the Court. However, based upon on-going discussions with HCMLP, HCMFA does not expect any interruption to the services that are currently being provided by HCMLP pursuant to the Shared Services Agreement.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers

James Dondero

James Dondero, CFA, Portfolio Manager, has been a portfolio manager of MAF since January 2015 and a portfolio manager of SRE since January 2016. Mr. Dondero will continue to have joint responsibility for the day-to-day management of MAF with co- portfolio managers, Brad Heiss and Eric Fritz.

Mr. Dondero is a co-founder of HCMFA Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of NexPoint Residential Trust, Inc., NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Jernigan Capital, Inc., Texmark Timber Treasury, L.P., Metro-Goldwyn-Mayer and SeaOne Holdings, LLC.

Brad Heiss

Brad Heiss, CFA, Portfolio Manager, has been a portfolio manager of MAF since December 2018. Mr. Heiss will continue to have joint responsibility for the day-to-day management of MAF with co-portfolio managers, James Dondero and Eric Fritz.

Mr. Heiss is a Managing Director at HCMFA. Prior to his current position, he served as a Director of equity investments. Before joining HCMLP in July 2013, Mr. Heiss spent three years as a Senior Analyst and Partner at Varna Capital where he was a Generalist covering multiple sectors for the long/short equity hedge fund. Prior to Varna, Mr. Heiss spent three years as an Analyst at Maverick Capital where he covered the U.S. Financial Services sector for the $10 billion long/short equity hedge fund. Mr. Heiss began his career at Goldman Sachs in New York, first as a Senior Analyst in the Finance Division and later as an Investment Banking Analyst in the Financial Institutions Group. Mr. Heiss holds a B.B.A. in Finance from the University of Miami and has earned the right to use the Chartered Financial Analyst designation.

Eric Fritz

Eric Fritz has managed MAF since December 2018.

Mr. Fritz is a Director, Equity Investments at HCMFA. Prior to his current position, he served as an equity associate. Before joining HCMLP in July 2013, Mr. Fritz worked as an investment banking analyst for Citigroup Global Markets Inc. (“Citi”). While at Citi, Mr. Fritz advised on and executed merger and acquisition transactions in the industrials sector including cross-border deals and hostile transactions. His transaction experience also includes bank and high-yield financing as well as corporate restructuring. Mr. Fritz received a B.B.A. in Finance and Mathematics from the University of Notre Dame and has passed Level II of the CFA Program.

Mike Hurley

Mike Hurley has managed SRE since December 2018.

Mr. Hurley is Chief Market Strategist for HCMFA. He joined the firm in 2011 as a sub-advisor to the Highland Trend Following Fund and, prior to that, served as a Portfolio Manager with Fusion Asset Management, LLC where he managed the Fusion Global Long/Short Fund (FGLSX) from its inception in September 2007 to November 2008. Prior to launching FGLSX he served as Chief Technical Strategist for several boutique research firms, including: M.S. Howells & Co., Sound View Technology Group and E*Offering (The Investment Bank of E*TRADE). From 1986 to 1994 he served as a commissioned officer in the United States Navy. Mr. Hurley is a graduate of the University of California, Santa Barbara where he received B.A. degrees in both Business Economics and Chemistry. He is Series 7, 63 & 65 licensed and is a Chartered Market Technician (CMT).

Additional Portfolio Manager Information

Each Fund’s SAI provides information about each Fund’s Portfolio Managers’ compensation, management of other accounts and ownership of securities in each of the Funds.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

SRE and MAF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment adviser or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary–Comparative Fee Tables” in this Proxy Statement/Prospectus.

Investment Advisory Fees

MAF’s investment advisory contract provides for payment to HCMFA of an annual investment advisory fee of 1.00% of MAF’s average daily managed assets. “Average Daily Managed Assets” means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

HCMFA may voluntarily waive a portion of its fee or reimburse MAF for certain operating expenses. HCMFA currently limits MAF’s total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 1.50% of average daily net assets attributable to any class of the Fund. This expense cap will continue through at least October 31, 2021, and may not be terminated prior to this date without the consent of the Fund’s Board. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through the later of February 19, 2022 or one year following the close of the Reorganization and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

SRE’s investment advisory contract provides for payment to HCMFA of an annual investment advisory fee of 0.60% of SRE’s Average Daily Managed Assets.

A discussion of the Board’s review of each Fund’s investment advisory contract is available in each Fund’s shareholder reports as they are produced.

Administrative Fees

MAF has entered into an administration agreement with HCMFA pursuant to which MAF pays HCMFA a 0.20% monthly administration fee and HCMFA, in turn, has entered into a sub-administration agreement with SEI Investments Global Funds Services (“SEI”) on behalf of MAF. As a result, the total advisory and administrative fees paid to HCMFA by MAF is 1.20%. SRE is a party to an administration agreement with SEI pursuant to which SEI is paid 0.09%.

Front End Sales Charge Reallowances (Class A Shares)

Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the table below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

SRE

	Sales Charge
Amount Invested	As a % of Purchase Price	As a % of Your Net Investment	Maximum Dealers’ Reallowance* As a % of Purchase Price
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.55%
$1,000,000 or more**	None	None	†

*

From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.

**

Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.

†

For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million, 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer:

MAF

	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 or more*	None	None	**

*

Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or domestic partner or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund’s Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF) and Highland Funds II (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriters and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://highlandfunds.com/literature.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients or through other platforms. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Any sales charge discounts described herein do not apply to investors purchasing shares of the Funds through any Specified Intermediary as detailed in the Appendix to the Funds’ Prospectus. Please refer to the Appendix to the Funds’ Prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

Class C Shares

Purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, shareholders may sell them at any time without paying a CDSC. Shares purchase with reinvested dividends or other distributions are not subject to a sales charge.

Class Z Shares (MAF only)

Purchases of Class Z Shares are made at NAV without a sales charge or contingent deferred sales charge. Class Z Shares are only available to eligible investors; however, in connection with the Reorganization any minimum investment amount for MAF shares will be waived.

Class Y Shares (SRE only)

Purchases of Class Y Shares are made at NAV without a sales charge, contingent deferred sales charge, or a distribution and service (Rule 12b-1) fee.

Eligible Investors

MAF offers Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of HCMFA and any family member of any such trustee or employee.

SRE offers Class Y Shares to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by eligible investors. Individual investors that invest directly with SRE are not eligible to invest in Class Y Shares. Class Y Shares of SRE will automatically be converted into Class Z Shares of MAF upon consummation of the Reorganization and any minimum investment amount will be waived.

Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Contingent Deferred Sales Charges

As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.

Distribution (Rule 12b-1) and Shareholder Service Fees

NexPoint Securities, Inc. (“NSI” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds.

Each Fund is authorized under a distribution plan (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A and Class C Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board, and to the extent consistent with the Plans and the 1940 Act. The Underwriter may also make payments from the distribution and service fees they receive from the Funds to NexBank Securities, Inc., a Financial Industry Regulatory Authority (“FINRA”) member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plans, a Fund may from time to time pay account-based service fees to intermediaries such as broker-dealers, financial advisers, or other financial institutions. These payments are sometimes referred to as “revenue sharing.” Certain firms that sell shares of the Funds receive one or more types of these cash payments. The types of payments that the Underwriter provides to firms are described below. These categories are not mutually exclusive and the Underwriter may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Underwriter’s efforts to promote the sale of the Funds’ shares. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm and are an important factor in a firm’s willingness to support the sale of the Funds through its distribution system. To the extent firms receiving such payments purchase shares of the Funds on behalf of their clients, HCMFA and/or the Underwriter benefit from increased management and other fees with respect to those assets. The services provided vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. These additional fees paid by a Fund to intermediaries may take three forms: (i) basis point payments on net assets; (ii) fixed dollar amount payments per shareholder account; and/or (iii) a combination of basis point payments on net assets and fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.

In addition, HCMFA and/or the Underwriter may, from time to time, at their own expense out of the revenues they receive from the Funds and/or their own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of HCMFA and/or the Underwriter may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

HCMFA and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans.

Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers or other financial intermediaries may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any broker-dealer or other financial intermediary in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the “Annual Fund Operating Expenses” table for the Funds.

Distribution and Shareholder Service Fee Rates

	SRE Distribution Fee	SRE Service Fee	MAF Distribution Fee	MAF Service Fee
Class A	None	0.25%	0.10%	0.25%
Class C	0.75%	0.25%	0.75%	0.25%
Class Z	None	None	None	None
Class Y	None	None	None	None

These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may be returned to their stated levels, at any time, without prior notice.

The provision of these additional payments, the varying fee structures and the basis on which a firm compensates its registered representatives or salespersons creates an incentive for a particular firm, registered representative, or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater payments than another, a firm has an incentive to recommend one fund complex over another. Similarly, if a firm receives greater compensation for one share class versus another, that firm has an incentive to recommend the share class with the greater compensation. Shareholders should consider whether such incentives exist when evaluating any recommendations from a firm to purchase or sell shares of the Funds and when considering which share class is most appropriate. Shareholders should ask their salesperson or visit their firm’s website for more information about the additional payments they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions the firm charges. Firms may categorize and disclose these arrangements differently than the Underwriter and its affiliates.

As of June 30, 2020, the following member firms of FINRA have arrangements in effect with the Underwriter or the Adviser pursuant to which the firm is entitled to a revenue sharing payment:

•	Morgan Stanley Smith Barney LLC

•	Ameriprise Financial Services, Inc.

•	LPL Financial LLC

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

How to Buy Shares

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Funds with respect to the sale of shares of the Funds (a “Financial Advisor”), or DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219424, Kansas City, Missouri 64105-1407, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact the Adviser if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Investment Minimums*	MAF	SRE
Initial Investment	$2,500	$500
Subsequent Investments	$50	$100
Automatic Investment Plan**	$50	$25

*	For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.
**	Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Redemption of Shares

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that it will hold cash or cash equivalents or use proceeds from the sale of portfolio securities to meet redemption requests. The Funds expect to use these sources to meet redemptions under normal market conditions and may also use them under stressed market conditions. Generally, all redemptions will be for cash, although each Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets, and may be used in the event that a substantial portion of a fund’s assets is represented by one or more illiquid assets, in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used under normal market conditions and under stressed market conditions. You may experience a delay in converting illiquid securities to cash. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if you sell the securities.

The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) a particular Fund within 30 days of a purchase or exchange into (or redemption out of) that same Fund may be restricted from further investing in any series of Highland Funds I or Highland Funds II or exchanging between Participating Funds, as defined in this Prospectus, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services from HCMFA. The Funds may also exclude small transactions less than an amount set from time to time under the Funds’ policies.

Omnibus Accounts with Financial Advisors. The Funds are also offered through Financial Advisors that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Funds will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Funds will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced. If the Financial Advisor does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Financial Advisor’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it. There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds’ disruptive trading policies and procedures. The Funds will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of any Fund may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments. Ask your plan administrator or visit your plan administrator’s website for more information.

Reservation of Rights to Reject Purchase or Exchange Orders. The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Funds and the Underwriter to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.

Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield securities or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax adviser concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I – NexPoint Merger Arbitrage Fund,” or “Highland Funds II – Highland Socially Responsible Equity Fund,” P.O. Box 219424, Kansas City, MO 64121-9424. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.

By telephone or internet	Unless you have requested that telephone redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone transactions and instead you would be responsible. You may

Method	Instructions
request that proceeds from telephone redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other Highland funds or other registered, open-end investment companies advised by the Adviser and distributed by the Underwriters, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone redemptions.

Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.

Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit http://highlandfunds.com/literature for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation” below).

Exchange of Shares

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF) and Highland Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable minimums, and read it carefully before investing.

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Funds or any Participating Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation” below.

To exchange via the Internet, visit the Funds’ website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor, your Financial Advisor, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds at 1-877-665-1287 or consult your Financial Advisor, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Net Asset Value (NAV)

The NAV per share of each class of shares of each Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the NYSE is open for business, except on days on which regular trading on the NYSE is scheduled to close before 4:00 p.m., when each Fund calculates NAV as of the scheduled close of regular trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•

Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.

•

Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Funds declare and pay dividends of their net investment income and any net realized capital gains according to the schedule below. Unless you instruct a Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Funds.

The Funds are generally subject to a 4% excise tax on net investment income and net realized capital gains that are not distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Funds may pay dividends of net investment income and net realized capital gains more frequently than shown in the schedule below. See “Taxation” below.

Fund	Distribution Schedule
Socially Responsible Equity Fund	• Dividends of investment income are typically declared and paid annually. • Short-term and long-term capital gains, if any, are typically declared and paid annually.

Merger Arbitrage Fund	• Dividends of investment income are typically declared and paid at least annually. • Dividends of short-term and long-term capital gains, if any, are typically declared and paid annually.

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.

TAXATION OF THE FUNDS

Each Fund has elected to be treated and intends to qualify annually for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, each Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The tax rules applicable to certain derivative instruments in which a Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for purposes of the RIC qualification requirements under Subchapter M. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

Certain of a Fund’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by a Fund. Interest and other income, as well as gain or proceeds received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign withholding and other taxes paid by a Fund will reduce the return from the Fund’s investments. Under some circumstances, a Fund may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain underlying investment companies in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make this special election for a taxable year even if it is eligible to do so. SRE does not expect that it will be eligible to elect to treat any foreign taxes it has paid as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

Dividends paid to you by a Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund properly reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the taxable sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

To the extent that the amount of a Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits for a taxable year, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing the amount of gain or reducing the amount of loss on a subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if you have held the applicable Fund shares for more than one year.

Dividends and other taxable distributions are taxable to you as described herein, whether you receive them in cash or reinvest them in additional shares. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as having been paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you even though it represents in part a return of your invested capital.

Each Fund (or your broker or other financial intermediary through which you own your shares) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund (or, if Fund shares are purchased through a Financial Advisor, the Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF EACH FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO EACH FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI on the Funds’ website (www.highlandfunds.com).

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION

The Plan provides for the Reorganization to occur on the Closing date, which is expected to be on or about February 19, 2021. On the Closing date, all or substantially all of the assets of SRE will be transferred to MAF, and MAF will assume all of the liabilities of SRE. In exchange for the transfer of these assets, MAF will simultaneously issue to SRE a number of full and fractional Class A, Class C and Class Z Shares, (as applicable) of MAF equal in value to the aggregate NAV of the Class A, Class C and Class Y Shares of SRE, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The value of SRE’s assets to be acquired by MAF shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in Highland Funds I’s Declaration of Trust and MAF’s current Prospectuses and SAI, or such other valuation procedures as SRE and MAF shall mutually agree. There are no differences between the valuation procedures of SRE and MAF. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, each Fund uses the fair value of the investment determined in accordance with each Fund’s fair valuation procedures described in the Funds’ Prospectuses and SAI.

SRE will not transfer deferred or prepaid expenses, which are not expected to be material in amount, to the extent that they do not have a continuing value to MAF. If, after the Closing Date, additional cash in excess of accrued expenses recorded on SRE’s books on or before the Closing Date are received by or returned to SRE, such excess funds will be remitted to MAF. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by MAF as the surviving fund.

Following the transfer of its assets in exchange for Shares of MAF, SRE will distribute Shares of MAF pro rata to SRE shareholders of record of Shares in complete liquidation of SRE. Shareholders of SRE owning shares on the Closing Date of the Reorganization will receive that number of Shares of MAF which have the same aggregate value as the shareholder had in SRE immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of SRE’s shareholders on the share records of MAF’s transfer agent. MAF does not issue share certificates to shareholders. Following the consummation of the Reorganization, SRE will then be dissolved.

The transfer of shareholder accounts from SRE to MAF will occur automatically. It is not necessary for SRE shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself in advance of the Reorganization. If you do so, you may disrupt the management of the Funds’ portfolios. Nevertheless, shareholders may continue to redeem or transfer out of the Fund prior to the Reorganization.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things, the receipt by SRE and MAF of an opinion to the effect that the Reorganization will be tax-free to SRE, its shareholders and MAF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Funds’ Board determines that the Reorganization is not in the best interests of the shareholders of SRE or MAF, respectively.

Board Considerations Relating to the Reorganization

The Board considered the Reorganization at meetings held on September 17-18, 2020 and took action to approve the Reorganization on October 28, 2020. In advance of the meetings, the Board reviewed detailed information regarding the Reorganization, including written and oral presentations from the Adviser.

In determining whether to approve the Reorganization, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the investment objectives, policies and restrictions of SRE and MAF; (2) the comparative historical performance of the Funds; (3) any advantages to shareholders of MAF of investing in a larger post-Reorganization asset pool; (4) the prospects for growth, and for achieving economies of scale, of the combined Fund subsequent to the Reorganization; (5) the expense ratios and available information regarding the fees and expenses of the Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Adviser of MAF; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by SRE as a result of the Reorganization; (9) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization on shareholders; and (11) possible alternatives to the Reorganization, including liquidation of SRE.

After reviewing and evaluating this information, including the factors summarized below and other information in this Proxy Statement/Prospectus, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. The Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following:

•

The historical outflows of SRE and that the Reorganization would provide SRE shareholders with a stronger asset base that is potentially capable of achieving economies of scale in an investment strategy which has historically had little or no correlation to the equity markets, thereby reducing volatility related to equity market exposure.

•

The historical performance of both Funds relative to each other and their benchmarks, including that MAF had better performance than SRE YTD and for the 1-, 3- and 5- year periods ended June 30, 2020 and since MAF’s inception, although MAF has a shorter historical performance record (and past performance is no guarantee of future results).

•

The Reorganization would provide an opportunity for SRE and MAF to benefit from improved potential for long-term growth that may be realized by combining the Funds’ assets in the Reorganization, which could have the potential for greater efficiencies and the ability to spread fixed costs over a larger asset base.

•

Although SRE shareholders would be merged into a fund with a higher advisory fee of 1.00%, as compared to SRE’s lower advisory fee of 0.60%, and an administrative fee of 0.20% compared to SRE’s accounting services fee of 0.09%, MAF’s total management fee (advisory fee and administration fee) is in line with MAF’s competitors with comparable investment strategies.

•

Class A shareholders of SRE would be merged into a share class with a higher Distribution and Service Fee of 0.35% as compared to SRE’s lower Class A Distribution and Service Fee of 0.25%. The Board noted the platform for MAF and greater potential for long-term growth of MAF’s asset base as compared to SRE.

•

The expense ratios of MAF and SRE both before the Reorganization and the pro-forma expense ratio of the combined Fund following the Reorganization. Upon completion of the Reorganization, the pro forma gross and net expense ratios of each class of MAF are expected to be higher than those of the corresponding classes of SRE in part as a result of the higher Dividend Expense on Short Sales applicable to MAF. Dividend Expense on Short Sales reflects dividends paid on stocks the Funds borrow in order to short. The Adviser considers Dividend Expense on Short Sales to be a trading cost and excluded from MAF’s contractual expense limitation.

•

The Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(D) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of SRE (which would be a fully taxable redemption).

•	There is no anticipated decline in services to SRE shareholders as a result of the Reorganization and SRE shareholders will benefit from the addition of portfolio managers Eric Fritz and Brad Heiss.

•

Alternatives to the Reorganization, such as liquidation of SRE, which would result in tax consequences for SRE shareholders, and the Adviser’s recommendation that the Reorganization provides a better resolution for SRE shareholders than liquidation.

•	The terms and conditions of the Plan, as presented to the Board.

•	MAF is expected to be the accounting survivor of the Reorganization for performance purposes.

•	The relative assets sizes of MAF and SRE (approximately $61.6 million in assets for MAF versus approximately $68.3 million in assets for SRE, as of September 30, 2020).

•	MAF will pay the indirect and direct expenses associated with the Reorganization.

•

Brokerage expenses related to the repositioning of its portfolio securities prior to the Reorganization, which will be paid by SRE, and SRE’s current capital loss position, and the Adviser anticipates that as a result, any potential realized gains are estimated to result in minimal or no capital gain distribution to shareholders prior to the Reorganization.

•

The representations of the Adviser relating to the ability of the Adviser and its affiliates to continue to provide the same level and quality of services notwithstanding the HCMLP bankruptcy proceedings and that that Adviser does not expect any interruption to the services that are currently being provided by HCMLP pursuant to the Shared Services Agreement with respect to MAF.

•	The share purchase and redemption provisions for the Funds are the same.

•	The Reorganization may result in some potential benefits to the Adviser and its affiliates, including cost savings resulting from managing one combined Fund rather than two separate Funds.

After careful consideration, the Board unanimously approved the proposed Reorganization with respect to each of the Funds.

Cost of the Reorganization

Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus; (b) postage; printing; accounting fees; legal fees incurred by each Fund; and (c) other related administrative or operational costs. MAF will pay registration fees with respect to securities issued pursuant to the Reorganization on an as incurred basis and legal expenses associated with the preparation and filing of the registration materials, accounting and other remaining expenses related to the Reorganization.

Reorganization-related expenses are estimated at approximately $177,000 of which an estimated $27,000, or $0.006 per share, will be paid by SRE and an estimated $150,000, or $0.050 per share, will be paid by MAF.

These expenses include:

•	Registration fees for securities issued pursuant to the Reorganization estimated at $6,000 will be paid by MAF on an as incurred basis;

•	Direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees) estimated at $85,000 will be paid by MAF;

•

Direct Proxy Statement/Prospectus expenses (e.g., mailing, processing, tabulation and printing, as well as the cost associated with printing and mailing of prospectus supplements) associated with the Reorganization estimated at $4,000 will be paid by MAF;

•

Solicitation Fees payable to counterparties for assistance regarding the proxy and direct marketing expenses related thereto, such as telephone calls, broker-dealer fact sheets, and other fees related solely to the solicitation of the Reorganization estimated at $40,000 will be paid by MAF; and

•

Brokerage expenses related to the repositioning of its portfolio securities prior to the Reorganization in the amount of $27,000, will be paid by SRE. The actual amount of brokerage expenses may vary depending upon the number of transactions executed. Approximately a quarter of SRE securities are expected to be sold in connection with the Reorganization to better align SRE’s portfolio with MAF’s portfolio;

•	If the Reorganization is not consummated, SRE will not incur brokerage expenses in connection with repositioning, and all Reorganization-related expenses incurred shall be paid by the Adviser.

SRE is currently estimated to be in a capital loss position. Therefore, any potential realized gains are not expected to have an impact to investors’ taxes. Any potential realized loss will increase the capital loss position further. We estimate any potential realized gains to result in minimal or no capital gain distribution to shareholders prior to the Reorganization.

The foregoing brief summary of the Plan summarizes all material terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

DESCRIPTION OF MAF’S SHARE CLASSES AND CAPITALIZATION

This section is for informational purposes only. If the reorganization is consummated, the capitalizations are likely to be different on the closing date as a result of daily share purchase and redemption activities in MAF and changes in NAV.

The Shares of MAF to be issued to the shareholders of SRE’s Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of MAF provided herewith for additional information about Shares of MAF.

The following table sets forth the unaudited capitalization of SRE into MAF as of June 30, 2020.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Highland Socially Responsible Equity Fund–Class A Shares	52,845,722	3,632,577	$14.55
Reorganization expenses – SRE[1]	(21,096)		(0.01)
Reorganization expenses – MAF[1]	(25,686)		(0.05)
Share Adjustment[2]		(971,108)
NexPoint Merger Arbitrage Fund–Class A Shares	11,201,440	564,138	$19.86
NexPoint Merger Arbitrage Fund, Pro Forma Combined–Class A Shares	64,000,380	3,225,607	$19.84

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Highland Socially Responsible Equity Fund–Class C Shares	4,271,693	647,241	$6.60
Reorganization expenses – SRE[1]	(1,705)		(0.00)
Reorganization expenses – MAF[1]	(14,841)		(0.04)
Share Adjustment[2]		(429,123)
NexPoint Merger Arbitrage Fund–Class C Shares	6,472,134	330,476	$19.58
NexPoint Merger Arbitrage Fund, Pro Forma Combined–Class C Shares	10,727,281	548,594	$19.55

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Highland Socially Responsible Equity Fund–Class Y Shares	10,517,138	652,396	$16.12
Reorganization expenses – SRE[1]	(4,198)		(0.01)
Reorganization expenses – MAF[1]	(109,474)		(0.05)
Share Adjustment[2]		(128,924)
NexPoint Merger Arbitrage Fund–Class Z Shares	47,739,722	2,376,159	$20.09
NexPoint Merger Arbitrage Fund, Pro Forma Combined–Class Z Shares	58,143,188	2,899,631	$20.05

[1]

Reorganization costs to be paid by MAF in the amount of $150,000 (or $0.05 per share) while SRE will incur approximately $27,000 (or $0.01 per share) in brokerage commissions, which amounts may vary depending upon the amount of the number of transactions executed.

[2]	Share adjustment necessary to reflect shares to be issued based on the net assets of SRE and MAF NAV.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•

the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and SRE and MAF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by MAF upon its receipt of SRE’s assets in exchange for Shares of MAF;

•

no gain or loss will be recognized by SRE upon transfer of its assets to MAF solely in exchange for the Shares of MAF or upon the distribution of MAF Shares to SRE’s shareholders in exchange for their SRE Shares;

•	no gain or loss will be recognized by shareholders of SRE upon exchange of their SRE Shares for MAF Shares;

•	the tax basis of the assets of SRE in the hands of MAF will be the same as the tax basis of such assets to SRE immediately prior to the Reorganization;

•

the aggregate tax basis of MAF Shares received by each shareholder of SRE pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of SRE held by such shareholder immediately prior to the Reorganization;

•

the holding period of MAF’s Shares received by each shareholder of SRE will include the period during which SRE’s Shares exchanged therefore were held by such shareholder, provided the Shares of SRE were held as capital assets on the date of the Reorganization; and

•	the holding period of the assets of SRE in the hands of MAF will include the period during which those assets were held by SRE.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on SRE, MAF or any shareholder of SRE with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of SRE would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her SRE shares and the fair market value of MAF shares received in exchange therefore.

Prior to the Reorganization, SRE may dispose of portfolio securities in the ordinary course of business, and in anticipation of the Reorganization (which may result in the realization of net capital gains). Before the Reorganization, SRE will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders. SRE is currently estimated to be in a capital loss position. Therefore, any potential realized gains are not expected to have an impact to investors’ taxes. Any potential realized loss will increase the capital loss position further.

To the extent that SRE would be in a net capital gain position prior to the Reorganization, SRE would make distributions of the capital gains (as well as any other required distributions) prior to the Reorganization being consummated. The Adviser estimates any potential realized gains to result in minimal or no capital gain distribution to shareholders prior to the Reorganization.

See the discussion entitled “Summary—Tax Consequences” in this Proxy Statement/Prospectus for further information regarding the tax consequences of the Reorganization. Shareholders of SRE should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. MAF is a series of Highland Funds I, a Delaware statutory trust, and SRE is a series of Highland Funds II, a Massachusetts business trust (together with Highland Funds I, the “Trusts”). The Funds are governed by each respective Trust’s Declaration of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of MAF and SRE are described in further detail in Annex D attached hereto.

WHERE TO FIND ADDITIONAL INFORMATION

Information about SRE and MAF is included in its Prospectus and SAI dated January 31, 2020 and dated October 31, 2020, respectively, each of which is incorporated herein by reference. A copy of the Prospectus for MAF accompanies this Proxy Statement/Prospectus. Copies of the SAI of MAF dated October 31, 2020, the Prospectus and SAI of SRE dated January 31, 2020, and the SAI dated January 15, 2021 relating to this Proxy Statement/Prospectus, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-877-665-1287 or by writing to Highland Funds I, 300 Crescent Court, Suite 700, Dallas, Texas 75201. The Prospectuses and SAIs of SRE and MAF are also available electronically from the Fund’s website at http://highlandfunds.com/literature.

SRE and MAF are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by Highland Funds I on behalf of the Funds can be obtained by calling or writing to the Funds. Copies of such material can be obtained electronically from the EDGAR database on the SEC’s website http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

ABOUT THE PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is expected to be mailed on or about January 19, 2021, to shareholders of record at the close of business on January 8, 2021 (the “Record Date”).

MAF’s Annual Report, which includes audited financial statements for the fiscal year ended June 30, 2020, and the Semi-Annual Report, which includes unaudited financial statements for the six-months ended December 31, 2019, were previously mailed to shareholders of MAF. SRE’s Annual Report, which includes audited financial statements for the fiscal year ended September 30, 2020, and the Semi-Annual Report, which includes unaudited financial statements for the six-months ended March 31, 2020, were previously mailed to shareholders of SRE. SRE and MAF will promptly provide, without charge and upon request, to each person to whom this Proxy Statement/Prospectus is delivered a copy of their Annual Report or Semi-Annual Report, which may be requested by writing to the Funds’ principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is http://highlandfunds.com/. The toll-free telephone number for both Funds is 1-877-665-1287.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board. The proxies will be voted at a special meeting of shareholders that will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, at 8:30 a.m. (Central Time), on February 19, 2021 (such special meeting and any adjournment or postponement hereof are referred to as the “Meeting”). Proxy materials including this Proxy Statement/Prospectus, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on the proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by MAF. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, by the communications firm AST Fund Solutions, LLC, retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement/Prospectus and the enclosed proxy card are expected to be mailed on or about January 19, 2021, to shareholders of record at the close of business on January 8, 2021 (the “Record Date”).

The Funds will promptly provide, without charge and upon request, to each person to whom this Proxy Statement/Prospectus is delivered a copy of their Annual Report, which may be requested by writing to the Funds’ principal executive officers or by calling the Fund. The principal executive office of the Funds is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. These documents, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund at highlandfunds.com and nexpointgroup.com. The toll-free telephone number for the Funds is 1-877-665-1287. An investor may obtain directions on how to attend the Meeting by calling (800) 870-0126.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of SRE is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of MAF are not being solicited since their approval is not required in order to effect the Reorganization.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of Highland Funds II is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Highland Funds II. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Reorganization.

In order to hold and take action at the Meeting, other than adjourning the Meeting, a “quorum” of shareholders of SRE must be present. Thirty percent (30%) of the outstanding shares entitled to vote at the Meeting, which are present in person or represented by proxy, shall constitute a quorum for the purpose of voting on the proposal to approve the Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (ii) more than 50% of the outstanding shares entitled to vote.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. Because there are no proposals on which brokers may vote in their discretion on behalf of their clients, the Funds do not expect to receive any broker non-votes, and any broker non-votes received will not be counted towards quorum.

The Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by a vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, or by the chairperson of the Board, the president of Highland Funds II, in the absence of the chairperson of the Board, or any vice president or other authorized officer of Highland Funds II, in the absence of the President. A shareholder vote may be taken on any proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received for approval.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

Highland Funds II is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and Bylaws of the Highland Funds II. Shareholders of SRE who wish to present a proposal for action at a future meeting should submit a written proposal to Highland Funds II for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHARE OWNERSHIP OF THE FUNDS

As of September 30, 2020, SRE had the following numbers of outstanding shares of beneficial interest:

Name of Fund	Share Class	Outstanding Shares
Highland Socially Responsible Equity Fund	Class A Shares	3,540,646
	Class C Shares	619,010
	Class Y Shares	619,053

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of SRE management, as of September 30, 2020, the following entities held beneficially or of record 5% or more of SRE’s outstanding share classes.

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Socially Responsible Equity Fund – Class A	212,116	5.99%
Walter H Donahue
Pittsfield Ma 01201-7329

Highland Socially Responsible Equity Fund – Class C	9,216	16.06%
Raymond James
Omnibus for Mutual Funds House Acct Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Wells Fargo Clearing Services LLC	81,664	13.22%
Special Custody Acct for the Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

National Financial Services LLC	47,591	7.70%
For Exclusive Benefit of Our Customers, Attn: Mutual
Fund Dept., 4th Floor
499 Washington Blvd.
Jersey City, NJ 07310-1995

LPL Financial	46,003	7.44%
Omnibus Customer Account, Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

RBC Capital Markets LLC	44,270	7.16%
Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
60 S. 6th Street, #P08
Minneapolis, MN 55402-4413

Pershing LLC	35,328	5.72%
1 Pershing Plaza
Jersey City, NJ 07399

Highland Socially Responsible Equity Fund – Class Y	350,930	56.70%
RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
60 S. 6th Street, #P08
Minneapolis, MN 55402-4413

Raymond James	92,458	14.94%
Omnibus for Mutual Funds House Acct Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102

Wells Fargo Clearing Services LLC	68,044	10.99%
Special Custody Acct for the Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Charles Schwab & Co. Inc.	66,863	10.80%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

The Officers and Trustees of SRE own less than 1% of each class of SRE’s outstanding shares.

As of September 30, 2020, MAF had the following numbers of outstanding shares of beneficial interest:

Name of Fund	Share Class	Outstanding Shares
NexPoint Merger Arbitrage Fund	Class A Shares	545,179
	Class C Shares	281,294
	Class Z Shares	2,195,507

To the knowledge of MAF’s management, as of September 30, 2020, the following entities held beneficially or of record 5% or more of MAF’s outstanding share classes.

Name and Address	Outstanding Shares Held	Percentage of Class (%)

NexPoint Merger Arbitrage Fund – Class A	108,836	20.01%
Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, Floor 12
New York, NY 10004-1965

Raymond James	70,352	12.94%
Omnibus for Mutual Funds House Acct Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102

Charles Schwab & Co. Inc.	70,306	12.93%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Merrill Lynch Pierce Fenner & Smith	55,669	10.24%
Attn Fund Administraion #97425
4800 Deer Lake DR E FL 2
Jacksonville, FL 32246-6484

Wells Fargo Clearing Services LLC	50,618	9.31%
Special Custody Acct for the Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

National Financial Services LLC	35,548	6.54%
For Exclusive Benefit of Our Customers, Attn: Mutual
Fund Dept., 4th Floor
499 Washington Blvd.
Jersey City, NJ 07310-1995

NexPoint Merger Arbitrage Fund – Class C	79,586	28.30%
Wells Fargo Clearing Services LLC
Special Custody Acct for the Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

Charles Schwab & Co. Inc.	44,696	15.89%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Pershing LLC	40,022	14.23%
1 Pershing Plaza
Jersey City, NJ 07399

National Financial Services LLC	23,609	8.40%
For Exclusive Benefit of Our Customers, Attn: Mutual
Fund Dept., 4th Floor
499 Washington Blvd.
Jersey City, NJ 07310-1995

Morgan Stanley Smith Barney LLC	16,378	5.82%
For the Exclusive Benefit of Its Customers
1 New York Plaza, Floor 12
New York, NY 10004-1965

LPL Financial	15,760	5.60%
Omnibus Customer Account, Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

NexPoint Merger Arbitrage Fund – Class Z	546,382	24.91%
Highland Global Allocation Fund
200 Crescent Ct Ste 700
Dallas, TX 75201-2116

Special Custody Account	351,799	16.04%
2801 Market St
Saint Louis, MO 63103-2523

Highland Socially Responsible Equity Fund[1]	221,701	10.11%
200 Crescent Ct Ste 700
Dallas, TX 75201-2116

Pershing LLC	209,960	9.57%
1 Pershing Plaza
Jersey City, NJ 07399

Band & Co	208,427	9.50%
C/O US Bank NA
PO BOX 1787
Milwaukee, WI 53201-1787

Charles Schwab & Co. Inc.	132,829	6.06%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

1	Investment to be redeemed prior to consummation of the Reorganization.

Officers and Trustees of MAF own less than 1% of each class of MAF’s outstanding shares.

Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.

Compensation Structure – HCMFA

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

Compensation of the Funds’ portfolio managers may also be based, in part, on the one and three-year performance of each Fund relative to its applicable market index or category: with respect to the SRE, the MSCI KLD 400 Social Index and with respect to the MAF, the Morningstar Market Neutral Category.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Okada does not receive compensation based upon and of the Funds’ investment performance, instead he shares in the profits of HCMFA. Mr. Dondero does not receive compensation based upon investment performance of MAF, both of which he serves as portfolio manager and instead shares in the profits of HCMFA.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

By Order of the Board of Trustees,

/s/ Lauren Thedford

Lauren Thedford

Secretary

January 15, 2021

ANNEX A – AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this        th day of            , 2020 by and among Highland Funds I, a Delaware statutory trust, with its principal place of business at 300 Crescent Court, Suite 700, Dallas, Texas 75201 (in this capacity, the “Acquiring Fund Registrant” or the “Registrant”), on behalf of its series NexPoint Merger Arbitrage Fund (the “Acquiring Fund”), and Highland Funds II (the “Acquired Fund Registrant” on behalf of its series, Highland Socially Responsible Equity Fund (the “Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Class A, Class C and Class Y Shares) (the “Acquired Fund Shares”) in exchange solely for shares (Class A, Class C and Class Z Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (Class A, Class C and Class Z Shares) to the holders of the outstanding shares of the Acquired Fund (Class A, Class C and Class Y Shares, respectively), and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are series of the Acquiring Fund Registrant and the Acquired Fund Registrant, respectively, each of which is an open-end, registered management investment company, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Acquiring Fund have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares determined by multiplying (a) the outstanding shares of each class of the Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the corresponding class of Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2    ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

The Reorganization is to occur on the Closing Date (defined below). On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses) will be transferred to the Acquiring Fund, and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Class A, Class C and Class Z Shares (as applicable) of the Acquiring Fund equal in value to the aggregate NAV of the Class A, Class C and Class Y Shares of the Acquired Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Acquired Fund’s books on or before the Closing Date are received by or returned to the Acquired Fund, such excess funds will be remitted to the Acquiring Fund.

1.3    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.

1.4    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.5    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6    REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.7    TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.3.

1.8    BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.9    OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund Shares shall be waived with respect to the Acquired Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.

In connection with the Reorganization, an Acquired Fund Shareholder will initially acquire the Acquiring Fund Shares pursuant to the terms of this Agreement at net asset value, but subsequent purchases of such Acquiring Fund Shares will be subject to any sales loads (including any front-end sales load) applicable to purchases of Acquiring Fund Shares.

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund Registrant’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board of Trustees (“Board”) of the Registrant).

2.2    VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund Registrant’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board).

2.3    SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4    DETERMINATION OF VALUE. All computations of value shall be made by DST Asset Manager Solutions, Inc., on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing shall occur on or about [DATE], 2020, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Highland Capital Management Fund Advisers, L.P., 300 Crescent Court, Dallas, Texas 75201, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3    EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first day that is a business day after the day when trading is fully resumed and reporting is restored].

3.4    TRANSFER AGENT’S CERTIFICATE. DST Asset Manager Solutions, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause, DST Asset Manager Solutions, Inc., its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts.

b)

The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund’s shares are registered under the Securities Act of 1933, as amended (“1993 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)

The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement will not result in the violation of any provision of the Acquired Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

e)

The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).

f)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)

The audited financial statements of the Acquired Fund as of September 30, 2020, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)

Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i)

As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)

The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board and committees of the Acquired Fund’s Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

k)

The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

l)

All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

m)

All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

n)

At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets and liabilities hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, assumption of such liabilities, and the filing of any articles, certificates or other documents under the laws of the State of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets and liabilities, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

o)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)

The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

q)

From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the Reorganization and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Registration Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)

The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

s)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law,

(ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

t)

The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquired Fund Registrant’s ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

a)	The Acquiring Fund is a legally designated, separate series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

b)

The Acquiring Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund’s shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)

The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)

The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of any provision of the Acquiring Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)

Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)

The audited financial statements of the Acquiring Fund as of June 30, 2020 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)

Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

h)

All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)

All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)

Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)

The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)

From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the Reorganization and on Closing Date, any written information furnished by the Acquiring Fund for use in the Registration Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)

The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for

(i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p)

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2    INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3    ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant’s Treasurer.

5.6    PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A INFORMATION STATEMENT. The Acquiring Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include an information statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Registration Materials”), for inclusion therein.

5.7    PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on such Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund Registrant’s Executive Vice President or Secretary and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Acquiring Fund, and such Registration Statement shall have been declared effective and delivered to the Acquired Fund shareholders as of the record date set forth therein.

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund Registrant’s Executive Vice President or Secretary and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.3    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4    The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)

The transfer of all or substantially all of the Acquired Fund’s assets to the Acquiring Fund and assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets and assumption of the liabilities of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)

No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets and liabilities to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)

The tax basis of the Acquired Fund’s assets acquired and liabilities assumed by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets and liabilities assumed of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets and liabilities were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.4.

ARTICLE IX

EXPENSES

All fees and expenses incurred in connection with the transactions contemplated herein, except as contemplated in this Article IX, shall be borne by the Acquiring Fund.

To the extent that any transition of portfolio securities is required in connection with the Reorganization, the Acquired Fund may incur transaction expenses associated with the sale and purchase of portfolio securities.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2    Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Acquiring Fund Registrant or Acquired Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Acquiring Fund Registrant, the Acquired Fund Registrant, or their respective Trustees or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, and as specifically authorized by the Board; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders without a supplement to the Registration Materials being prepared and mailed to shareholders in accordance with applicable law.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund Registrant or Acquired Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of each of the Acquiring Fund Registrant and the Acquired Fund Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund Registrant and the Acquired Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund Registrant and Acquired Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of each of the Acquiring Fund Registrant and Acquired Fund Registrant, if applicable.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Attested by:	Highland Funds II On behalf of its series, Highland Socially Responsible Equity Fund

By:
Name:	Name:	Lauren Thedford

	Title:	Secretary

Attested by:	Highland Funds I On behalf of its series, NexPoint Merger Arbitrage Fund

By:
Name:	Name:	David Klos

	Title:	Assistant Treasurer

ANNEX B—FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund, as applicable. The information will help an investor understand the Fund’s financial performance for its past five fiscal years, or since inception if the life of the Share class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

Each independent registered public accounting firm’s reports, along with each Fund’s audited financial statements, are included in each of the Fund’s annual report. The financial highlights for any semi-annual period of the Funds, if applicable, are unaudited. The annual reports and any applicable semi-annual reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$15.02	$28.61	$31.18	$34.45	$32.32
Income from Investment Operations:
Net investment income (loss)(a)	(0.07)	0.10	(0.03)	(0.03)	0.02
Net realized and unrealized gain (loss)	0.58	(4.20)	4.16	4.15	4.73

Total from Investment Operations	0.51	(4.10)	4.13	4.12	4.75
Less Distributions Declared to shareholders:
From net investment income	(0.10)	—	—	—	—
From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)
From return of capital	(0.04)	—	—	—	—

Total distributions declared to shareholders	(0.14)	(9.49)	(6.70)	(7.39)	(2.62)
Net Asset Value, End of Year(b)	$15.39	$15.02	$28.61	$31.18	$34.45
Total Return(b)(c)	3.36%	(11.83)%	15.14%	15.46%	14.84%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$54,481	$66,433	$102,528	$107,865	$117,817
Gross operating expenses(e)	1.80%	1.51%	1.19%	1.27%	1.28%
Net investment income (loss)	(0.44)%	0.57%	(0.12)%	(0.10)%	0.07%
Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.70%	1.45%	1.19%	1.27%	1.28%

Interest expense and commitment fees	0.04%	—	—	0.04%	0.04%

Dividends and fees on securities sold short	0.01%	—	—	—	0.03%

(f)	This includes the additional voluntary elected waiver by the Investment Adviser during the period.

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$6.88	$19.46	$23.37	$27.85	$26.76
Income from Investment Operations:
Net investment loss(a)	(0.08)	(0.01)	(0.17)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	0.26	(3.08)	2.96	3.10	3.89

Total from Investment Operations	0.18	(3.09)	2.79	2.91	3.71
Less Distributions Declared to shareholders:
From net investment income	(0.07)	—	—	—	—
From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)
From return of capital	(0.02)	—	—	—	—

Total distributions declared to shareholders	(0.09)	(9.49)	(6.70)	(7.39)	(2.62)
Net Asset Value, End of Year(b)	$6.97	$6.88	$19.46	$23.37	$27.85
Total Return(b)(c)	2.61%	(12.44)%	14.28%	14.58%	13.98%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$4,313	$5,615	$10,453	$13,365	$21,466
Gross operating expenses(e)	2.56%	2.24%	1.95%	2.02%	2.03%
Net investment loss	(1.18)%	(0.16)%	(0.85)%	(0.84)%	(0.69)%
Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.46%	2.18%	1.95%	2.02%	2.03%
Interest expense and commitment fees	0.04%	—	—	0.04%	0.05%
Dividends and fees on securities sold short	0.01%	—	—	—	0.04%

(f)	This includes the additional voluntary elected waiver by the Investment Adviser during the period.

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$16.65	$30.38	$32.66	$35.65	$33.29
Income from Investment Operations:
Net investment income (loss)(a)	(0.04)	0.17	0.04	0.04	0.10
Net realized and unrealized gain (loss)	0.63	(4.41)	4.38	4.36	4.88

Total from Investment Operations	0.59	(4.24)	4.42	4.40	4.98
Less Distributions Declared to shareholders:
From net investment income	(0.13)	—	—	—	—
From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)
From return of capital	(0.05)	—	—	—	—

Total distributions declared to shareholders	(0.18)	(9.49)	(6.70)	(7.39)	(2.62)
Net Asset Value, End of Year(b)	$17.06	$16.65	$30.38	$32.66	$35.65
Total Return(b)(c)	3.54%	(11.54)%	15.38%	15.78%	15.12%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$10,562	$10,888	$35,088	$34,893	$35,939
Gross operating expenses(e)	1.56%	1.20%	0.94%	1.02%	1.03%
Net investment income (loss)	(0.24)%	0.91%	0.13%	0.14%	0.29%
Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.46%	1.13%	0.94%	1.02%	1.03%
Interest expense and commitment fees	0.04%	—	—	0.04	0.05%
Dividends and fees on securities sold short	0.01%	—	—	—	0.03%

(f)	This includes the additional voluntary elected waiver by the Investment Adviser during the period.

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund (formerly, Highland Merger Arbitrage Fund), Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Six Months Ended		For the Period Ended
	2020	2019	2018(a)	June 30, 2017		December 31 2016*
Net Asset Value, Beginning of Year	$18.49	$20.75	$21.65	$20.53		$20.00
Income from Investment Operations:
Net investment income (loss)(b)	(0.29)	0.62	(0.20)	0.24		(0.22)
Net realized and unrealized gain	1.72	0.47	0.70	0.88		0.75

Total from Investment Operations	1.43	1.09	0.50	1.12		0.53
Less Distributions Declared to shareholders:
From net investment income	—	(1.63)	(1.07)	—		—
From net realized gains	(0.06)	(0.71)	(0.33)	—		—	(c)
From return of capital	—	(1.01)	—	—		—

Total distributions declared to shareholders	(0.06)	(3.35)	(1.40)	—		—	(c)
Net Asset Value, End of year(c)	$19.86	$18.49	$20.75	$21.65		$20.53
Total Return(d)(e)(f)	7.76%	5.72%	2.53%	5.46%		2.66%
Ratios to Average Net Assets/Supplemental Data:(g)(h)
Net Assets, End of Year (000’s)	$11,201	$1,141	$1,019	$1,661		$121
Gross operating expenses(i)	3.69%	5.31%	4.77%	6.40%		7.16%
Net investment income (loss)	(1.50)%	3.20%	(0.98)%	2.30%		(3.00)%
Portfolio turnover rate	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the periods less than a year have been annualized.
(h)	Includes dividends and fees on securities sold short.

(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Six Months Ended	For the Period Ended
	2020	2019	2018(a)	June 30, 2017(g)	December 31 2016*(g)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.76%	4.45%	3.97%	5.05%	4.62%
Interest expense and commitment fees	0.18%	0.73%	0.65%	—%	1.60%
Dividends and fees on securities sold short	0.67%	2.01%	1.38%	3.19%	1.14%
Distribution fees and amortized offering costs	0.41%	0.21%	0.54%	0.36%	0.38%

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund (formerly, Highland Merger Arbitrage Fund), Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Six Months Ended		For the Period
	2020	2019	2018(a)	June 30, 2017 (unaudited)		Ended December 31 2016*
Net Asset Value, Beginning of Year	$18.36	$20.65	$21.52	$20.48		$20.00
Income from Investment Operations:
Net investment income (loss)(b)	(0.12)	0.56	(0.39)	0.05		(0.28)
Net realized and unrealized gain	1.40	0.39	0.77	0.99		0.76

Total from Investment Operations	1.28	0.95	0.38	1.04		0.48
Less Distributions Declared to shareholders:
From net investment income	—	(1.56)	(0.92)	—		—
From net realized gains	(0.06)	(0.71)	(0.33)	—		—	(c)
From return of capital	—	(0.97)	—	—		—

Total distributions declared to shareholders	(0.06)	(3.24)	(1.25)	—		—	(c)
Net Asset Value, End of year(d)	$19.58	$18.36	$20.65	$21.52		$20.48
Total Return(d)(e)(f)	7.00%	5.00%	1.95%	5.08%		2.41%
Ratios to Average Net Assets/Supplemental Data:(g)(h)
Net Assets, End of Year (000’s)	$6,472	$999	$1,321	$1,094		$96
Gross operating expenses(i)	4.34%	5.90%	5.51%	7.28%		8.15%
Net investment income (loss)	(0.63)%	2.88%	(1.88)%	0.47%		(3.93)%
Portfolio turnover rate	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the periods less than a year have been annualized.
(h)	Includes dividends and fees on securities sold short.

(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Six Months Ended	For Period Ended
	2020	2019	2018(a)	June 30, 2017(g)	December 31, 2016*(g)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.41%	5.13%	4.72%	5.95%	5.62%
Interest expense and commitment fees	0.18%	0.73%	0.65%	—%	1.39%
Dividends and fees on securities sold short	0.67%	2.01%	1.53%	3.47%	1.69%
Distribution fees and amortized offering costs	1.06%	0.89%	1.04%	0.98%	1.04%

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund (formerly, Highland Merger Arbitrage Fund), Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Six Months Ended		For the Period Ended
	2020	2019	2018(a)	June 30, 2017		December 31 2016*
Net Asset Value, Beginning of Year	$18.65	$20.95	$21.76	$20.60		$20.05
Income from Investment Operations:
Net investment income (loss)(b)	(0.26)	0.86	(0.18)	0.19		(0.12)
Net realized and unrealized gain	1.76	0.30	0.77	0.97		0.67

Total from Investment Operations	1.50	1.16	0.59	1.16		0.55
Less Distributions Declared to shareholders:
From net investment income	—	(1.70)	(1.07)	—		—
From net realized gains	(0.06)	(0.71)	(0.33)	—		—	(c)
From return of capital	—	(1.05)	—	—		—

Total distributions declared to shareholders	(0.06)	(3.46)	(1.40)	—		—	(c)
Net Asset Value, End of year(d)	$20.09	$18.65	$20.95	$21.76		$20.60
Total Return(d)(e)(f)	8.07%	6.07%	2.93%	5.63%		2.76%
Ratios to Average Net Assets/Supplemental Data:(g)(h)
Net Assets, End of Year (000’s)	$47,740	$27,187	$36,130	$27,291		$22,393
Gross operating expenses(i)	3.34%	4.99%	4.59%	6.11%		6.04%
Net investment income (loss)	(1.36)%	4.30%	(0.88)%	1.84%		(1.68)%
Portfolio turnover rate	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the periods less than a year have been annualized.
(h)	Includes dividends and fees on securities sold short.

(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Six Months Ended	For the Period Ended
	2020	2019	2018(a)	June 30, 2017(g)	December 31 2016*(g)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.41%	4.25%	3.80%	4.75%	3.50%
Interest expense and commitment fees	0.18%	0.73%	0.65%	—%	0.84%
Dividends and fees on securities sold short	0.67%	2.01%	1.63%	3.22%	1.14%
Amortized offering costs	0.06%	0.01%	0.02%	0.03%	0.02%

Appendix

Intermediary Sales Charge Discounts and Waivers

As described in the Prospectus, Class A Shares of the Funds, as applicable, are subject to an initial sales charge and Class C Shares are subject to a contingent deferred sales charge (“CDSC”). Class A and Class C shares purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. This Appendix details some of the variations in sales charge waivers for Class A and Class C shares purchased through certain specified financial intermediaries. The term “fund family,” as used in this Appendix, refers to those registered investment companies that are advised by Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) or its affiliates.

You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

The information in this Appendix is part of, and incorporated in, the Funds’ Prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

If you purchase Fund shares through a Merrill Lynch platform or account held at Merrill Lynch you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•

Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Prospectus Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•

Shares acquired through a right of reinstatement Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based account or platform (applicable to A and C shares only)

•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent (Class A and C Shares)

•	Breakpoints as described in the Prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to sales charge discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for sales charge discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”):

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing brokerdealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.

•	Return of excess contributions from an IRA Account.

4

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Funds’ Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

ANNEX D—SUMMARY OF RIGHTS OF SHAREHOLDERS

Highland Funds I and Highland Funds II are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. NexPoint Merger Arbitrage Fund is a portfolio of Highland Funds I, which was established as a statutory trust under the laws of the State of Delaware. Highland Socially Responsible Equity Fund is a portfolio of Highland Funds II, which was established as a business trust under the laws of the Commonwealth of Massachusetts.

Highland Funds I and Highland Funds II are governed by their respective Declarations of Trust, Bylaws and Boards of Trustees. The rights of shareholders of NexPoint Merger Arbitrage Fund and the shareholders of Highland Socially Responsible Equity Fund as set forth in their respective Declarations of Trust and Bylaws vary in several substantive aspects. Set forth below is a brief summary of the significant rights of shareholders of NexPoint Merger Arbitrage Fund and the shareholders of Highland Socially Responsible Equity Fund:

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES
Preemptive, Preference, Appraisal, Conversion and Exchange Rights	None (except as specified by the Trustees in the designation/redesignation of any Series/Class)	None (except as the Trustees may determine with respect to any Series of Shares)

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	An annual or special meeting of Shareholders may be called at any time only by the Trustees.

Meetings of the Shareholders may be called at any time at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting.

-HFI entitles only the Trustees to call Shareholder meetings -HFII entitles holders of 10% or more of the total number of Shares to call Shareholder meetings

Notice of Meetings	Notice of all meetings of Shareholders shall be mailed to each Shareholder of record at least 10 days before the meeting or otherwise in compliance with applicable law.

Notice of all meetings of the Shareholders shall be mailed to each Shareholder at least 10 days and not more than 90 days before the meeting. However, that notice of a meeting need not be given to a shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Securities Exchange Act of 1934.

Record Date for Meetings	The Trustees may fix the Record Date not more than 100 days prior to the date of a Shareholder meeting.	The Trustees may fix in advance, as a record date, a date not more than 90 or less than 10 days prior to the date of any meeting of Shareholders or distribution or other action.

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES

Quorum for Meetings

The holders of one-third of the outstanding Shares of the Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of all Shareholders of the Trust is being taken. The holders of one-third of the outstanding Shares of the affected Series or Classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of Shareholders of such Series or Classes, respectively, is being taken. Shares underlying a proxy as to which a broker or other intermediary states its absence of authority or lack of instruction to vote with respect to one or more matters or fails to abstain or vote on or against one or more matters shall be treated as present for purposes of establishing a quorum or proportion of shares voted for taking action on any such matter only to the extent so determined by the Trustees at or prior to the meeting of Shareholders at which such matter is to be considered.

The holders of record of thirty percent (30%) of the outstanding Shares of the Trust or a Series thereof present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of the Trust or a Series thereof, except as otherwise provided in the Declaration.

HFI—one-third of the outstanding shares constitutes a quorum HFII—30% of the outstanding shares constitutes a quorum

Voting Powers

Shareholders shall have no power to vote on any matter, except matters on which a vote of Shares is expressly required by applicable law, this Declaration or resolution of the Trustees. In particular, no amendment of this Declaration, and no merger, consolidation, share exchange or sale of assets of the Trust or any Series thereof, and no conversion of the Trust to any other form of organization or any other action of the Trust or Series thereof shall require any vote or other approval of any of the Shareholders, except as provided by the foregoing sentence. Any matter required to be submitted for approval of any of the Shares and affecting more

The Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to any investment advisory contract entered into; (iii) with respect to termination of the Trust or a Series thereof; (iv) with respect to any amendment of this Declaration to the extent provided by this Declaration; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of the Trust to the extent provided by this Declaration; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or

- Unlike HFII Shareholders, HFI Shareholders have no power to vote on any matter, except matters on which a vote of Shares is expressly required by applicable law, the HFI Declaration of Trust or resolution of the Trustees

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES

than one Series or Class shall require approval by the required vote of Shares of the affected Series or Classes voting together as a single Series or Class and, if such matter affects one or more Series or Classes thereof differently from one or more other Series or Classes, approval, to the extent provided by applicable law, this Declaration or resolution of the Trustees, by the required vote of Shares of each such Series or Class voting as a separate Series or Class shall be required in order to be approved with respect to such Series or Class; provided, however, that except to the extent required by the 1940 Act, there shall be no separate class votes on the election or removal of Trustees or the selection of auditors for the Trust and its Series. Shareholders of a particular Series shall not be entitled to vote on any matter that affects the rights or interests of only one or more other Series. There shall be no cumulative voting in the election or removal of Trustees.

maintained derivatively or as a class action on behalf of the Trust or a Series or Class thereof or the Shareholders of any of them (provided, however, that a Shareholder of a specific Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (viii) with respect to any plan adopted pursuant to Rule 12b-l (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. If separate Series of Shares are established, Shares shall be voted by individual Series on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 5.11(f) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders’ votes and meetings and related matters.

Vote Required for Election of Trustees

The affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee or Trustees shall be the act of such Shareholders with respect to the election of such Trustee or Trustees

Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees.

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES

Voting Required for Other Matters

The affirmative vote of a majority of the Shares present in person or represented by proxy on any other matter and entitled to vote on such matter shall be the act of the Shareholders with respect to such matter.

Where a separate vote of any Series or Class is required on any matter, the affirmative vote of a majority of the Shares of such Series or Class present in person or represented by proxy on such matter and entitled to vote on such matter shall be the act of the Shareholders of such Series or Class with respect to such matter.

Any action which may be taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration or these By-laws for approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Adjournment of Meetings	Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date.

If quorum is not present or represented at any meeting of Shareholders, the holders of a majority of the Shares present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified.

- For HFI, adjourned meetings can only be held within 130 days after the record date -For HFII, majority Shareholders can hold adjourned meetings if quorum is not met

Removal of Trustees by Shareholders

Any Trustee may be removed without cause at any time by vote of Shares having not less than two-thirds of the aggregate number of Shares entitled to vote in the election of such Trustee, specifying the date when such removal shall become effective.

Any of the Trustees may be removed by action of a majority of the outstanding Shares of beneficial interest of the Trust at a meeting duly called pursuant to Section 5.10 hereof by the Shareholders for such purpose.

-HFI Trustees may be removed by two-thirds of the aggregate number of Shares entitled to vote -HFII Trustees may be removed by a majority of the of the outstanding Shares of beneficial interest of the Trust

Personal Liability of Officers and Trustees

No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its

No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES

Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

Personal Liability of Shareholders	None.	None.

Right of Inspection

The records of the Trust shall be open to inspection by Persons who have been holders of record of at least $25,000 in net asset value or liquidation preference of Shares for a continuous period of not less than six months to the same extent and for the same purposes as is permitted under the Delaware General Business Corporation Law to shareholders of a Delaware business corporation.

		The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.	-HFI sets a $25,000 NAV threshold for Shareholders’ inspection right -HFI allows all Shareholders to inspect the Trust records

Liquidation and Dissolution	The Trust or any Series may be dissolved by the affirmative vote of a majority of the Trustees, and without any vote of the Shareholders thereof, except as may be required by the 1940 Act.

The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than a majority of the Shares outstanding and entitled to vote at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof or (ii) an instrument in writing signed by a majority of the Trustees, stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or Class thereof is not in the best interest of such Series or Class, the Trust or their respective shareholders as a result of such factors or events adversely affecting the ability of such Series or the Trust to conduct its business and operations in an economically viable manner.

-For HFI, Trustees can dissolve the Trust/any Series thereof without Shareholder approval

-For HFII, Trustees can dissolve the Trust/any Series thereof without Shareholder approval after a determination that continuation of the Trust or a Series or Class thereof is not in the best interest of such Series or Class, the Trust or their respective shareholders as a result of such factors or events adversely affecting the ability of such Series or the Trust to conduct its business and operations in an economically viable manner

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES

Number of Authorized Shares; Par Value	Unlimited number of transferable shares with par value of $0.001.	Unlimited number of transferable shares with par value of $0.001.

Shareholder Proxies

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and each fractional Share shall be entitled to a vote equal to its fraction of a full Share. When any Share is held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be given by or on behalf of a Shareholder of record on the record date for a meeting shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a Person of unsound mind, and subject to guardianship or to the legal control of any other Person as regards the charge or management of such Share, he or she may vote by his or her guardian or such other Person appointed or having such control, and such vote may be given in

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled by the Declaration to vote and each fractional Share shall be entitled to a proportionate fractional vote.

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES

person or by proxy. The Trustees shall have the authority to make and modify from time to time regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the Trustees as the Trustees shall determine.

Trustee Power to Amend Organizational Documents

The Declaration may be amended in any respect by the affirmative vote or approval in writing of two thirds of the Trustees and without any vote of the Shareholders of the Trust or any Series or Class, except as may be required by the 1940 Act.

Only the Trustees shall have the power to amend or repeal the By-Laws or adopt new By-Laws at any time. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Trustees.

This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote. The Trustees may amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not materially affect the rights of Shareholders hereunder.

The By-laws, or any of them, may be altered, amended or repealed, or new Bylaws may be adopted by (a) vote of a majority of the Shares outstanding and entitled to vote or (b) by a majority of the Trustees, provided, however, that no By-laws may be amended, adopted or repealed by the Trustees, if such amendment, adoption or repeal requires, pursuant to laws, the Declaration or these By-laws, a vote of the Shareholders.

-For HFI, Trustees can amend the Declaration of Trust and the By-Laws without Shareholder approval, except as may be required by the 1940 Act; Only the Trustees shall have the power to amend or repeal the By-Laws or adopt new By-Laws

-For HFII, Shareholders can amend the Declaration of Trust and the By-Laws, and Trustees cannot amend the Declaration of Trust without Shareholder approval, unless they deem such amendment necessary to conform to applicable laws or to make any other changes which do not materially affect the rights of Shareholders hereunder

CATEGORY	HIGHLAND FUNDS I (“HFI”)	HIGHLAND FUNDS II (“HFII”)	KEY DIFFERENCES

Involuntary Redemption of Accounts

The Trustees shall have the power to redeem shares of any Series or Class at a redemption price determined in accordance with Section 7.1 above, (a) if at any time the total investment in such account does not have a value of at least such minimum amount as may be specified in the Prospectus for such Series or Class from time to time, (b) as provided by Section 3.8, or (c) to the extent a Shareholder or other Person beneficially owns Shares equal to or in excess of a percentage of Shares of the Trust or any Series or Class determined from time to time by the Trustees and specified in the applicable Prospectus. In the event the Trustees determine to exercise their power to redeem Shares provided in subsection (a) of this Section 7.3, the Shareholder shall be notified that the value of his account is less than the applicable minimum amount and shall be allowed 30 days to make an appropriate investment before redemption is processed.

The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees.

PO Box 219424

Kansas City, Missouri 64121-9424

http://highlandfunds.com

Highland Funds I

You will find additional information about the Funds in the following documents:

Appendix—Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a Specified Intermediary. The Appendix is incorporated herein by reference (it is legally part of this Prospectus).

Statement of Additional Information (SAI): The SAI contains additional information about each Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Funds’ investments will be available in the Funds’ semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

You may review and obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual reports and make shareholder inquiries by contacting:

Telephone 1-877-665-1287

Websites

http://highlandfunds.com

http://nexpointgroup.com

Standard Mail:

Highland Funds

PO Box 219424

Kansas City, Missouri 64121-9424

Overnight Mail:

Highland Funds

430 W 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

The Trust’s Investment Company Act

Registration Number: 811-21866

HFI-SRE-N14-1020

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2021

ACQUISITION OF THE ASSETS OF

HIGHLAND SOCIALLY RESPONSIBLE EQUITY FUND

A Series of Highland Funds II

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

BY AND IN EXCHANGE FOR SHARES OF

NEXPOINT MERGER ARBITRAGE FUND

A Series of Highland Funds I

300 Crescent Court, Suite 700

Dallas, Texas 75201

Telephone No: 1-877-665-1287

This Statement of Additional Information dated January 15, 2021, is not a Prospectus. A Proxy Statement/Prospectus dated January 15, 2021, related to the above-referenced matter may be obtained from Highland Funds I, by writing or calling Highland Funds I at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Proxy Statement/Prospectus.

1.	Statement of Additional Information of Highland Socially Responsible Equity Fund dated January 31, 2020.

2.	Statement of Additional Information of NexPoint Merger Arbitrage Fund dated October 31, 2020.

3.	Annual Report of Highland Socially Responsible Equity Fund dated September 30, 2020.

4.	Annual Report of NexPoint Merger Arbitrage Fund dated June 30, 2020.

5.	Unaudited Semi Annual Report of Highland Socially Responsible Equity Fund dated March 31, 2020.

6.	Unaudited Semi Annual Report of NexPoint Merger Arbitrage Fund dated December 31, 2019.

7.	Pro forma Financial Information for Highland Socially Responsible Equity Fund and NexPoint Merger Arbitrage Fund Reorganization.

INFORMATION INCORPORATED BY REFERENCE

•

The Statement of Additional Information of Highland Socially Responsible Equity Fund dated January 31, 2020, is incorporated by reference to Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A (File Nos. 033-51308 and 811-07142)), which was filed with the Securities and Exchange Commission (SEC) on January 31, 2020. A copy may be obtained from the Highland Fund II at 1-877-665-1287.

•

The Statement of Additional Information of NexPoint Merger Arbitrage Fund dated October 31, 2020, is incorporated by reference to Post-Effective Amendment No. 93 to its Registration Statement on Form N-1A (File Nos. 333-132400 and 811-21866)), which was filed with the Securities and Exchange Commission (SEC) on October 28, 2020. A copy may be obtained from the Highland Fund I at 1-877-665-1287.

•

The audited financial statements of Highland Socially Responsible Equity Fund dated September 30, 2020, are included herein to the Annual Report to shareholders of Highland Funds II, which is included by reference to Form N-CSR filed with the SEC on December 10, 2020.

•

The audited financial statements of NexPoint Merger Arbitrage Fund dated June 30, 2020, are included herein to the Annual Report to shareholders of Highland Funds I, which is included by reference to Form N-CSR filed with the SEC on September 10, 2020.

•

The unaudited financial statements of Highland Socially Responsible Equity Fund dated March 31, 2020, are included herein to the Unaudited Semi Annual Report to shareholders of Highlands Funds II, which is included by reference to Form N-CSRS filed with the SEC on June 9, 2020.

•

The unaudited financial statements of NexPoint Merger Arbitrage Fund dated December 31, 2019, are included herein to the Unaudited Semi Annual Report to shareholders of Highlands Funds I, which is included by reference to Form N-CSRS/A filed with the SEC on May 19, 2020.

PRO FORMA FINANCIAL INFORMATION

Highland Socially Responsible Equity Fund into NexPoint Merger Arbitrage Fund

Highland Socially Responsible Equity Fund (SRE), a series of Highland Funds II, and NexPoint Merger Arbitrage Fund (formerly Highland Merger Arbitrage Fund) (“MAF”), a series of Highland Funds I (each a “Fund” or collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. The Funds are advised by Highland Capital Management Fund Advisors, L.P. (collectively, the “Adviser”).

The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of SRE’s Annual Report for the twelve months ended September 30, 2020 and MAF’s Annual Report for the twelve months ended June 30, 2020, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information set forth below for the twelve months ended June 30, 2020, is intended to present ratios and supplemental data as if the Reorganization of SRE into MAF had been consummated on July 1, 2019. The Reorganization is intended to consolidate SRE with a Fund that has: (i) exposure to a market neutral strategy with less volatility, historically; (ii) a stronger historical performance record, although over a shorter period of time; and (iii) a better opportunity for the Fund to achieve economies of scale given demand for non-correlated alternative investments in the open-end fund space. Past performance is no guarantee of future results. Although shareholders of MAF pay a greater advisory fee (1.00% compared to 0.60%), a greater administrative fee (0.20% compared to 0.09%) and Class A distribution and services fees will increase by 10 basis points, the Board of Trustees of Highland Funds II (the “Board”) considered in its determinations the recommendation of the Adviser that such fees are reasonable considering the benefits described above. Currently SRE’s gross and net operating expenses are lower than those of MAF and, on a pro forma basis after giving effect to the Reorganization, MAF’s gross and net operating expenses will be higher than those of SRE due to the higher expense line items “Interest Payments and Commitment Fees on Borrowed Fund” and “Dividend Expense on Short Sales” in the fee table. While these fees are higher for MAF, they represent trading costs related to the investment strategies of the Funds and reflect MAF’s merger arbitrage strategy. Dividend Expense on Short Sales reflects dividends paid on stocks the Funds borrow in order to short. The Adviser considers Dividend Expense on Short Sales to be a trading cost and excluded from MAF’s contractual expense limitation.

MAF and SRE both offer three classes of shares: Class A Shares, Class C Shares, and Class Z Shares and Class A Shares, Class C Shares, and Class Y Shares, respectively. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares and Class Y Shares of SRE for Class A Shares, Class C Shares and Class Z Shares of MAF, respectively. Under GAAP, MAF will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. No gain or loss will be recognized by SRE or its shareholders as a result of the merger.

MAF will pay direct Proxy Statement/Prospectus expenses, including the cost of processing, printing and mailing registration materials, as well as, the cost associated, with printing and mailing of prospectus supplements, as applicable. It is anticipated that SRE will incur transaction expenses associated with the sale and purchase of portfolio securities to the extent that any transition of portfolio securities is required in connection with the Reorganization. MAF shall bear expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include without limitation: (a) expenses associated with the preparation and filing of the registration materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).

Use of Estimates – The Funds are investment companies that follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Portfolio Valuation

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•

Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.

•

Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Cost of the Reorganization

MAF will pay the direct Proxy Statement/Prospectus expenses, including mailing, processing and printing costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization. SRE is expected to incur brokerage expenses related to the sale of any assets or the purchase of replacement securities prior to the Reorganization. Approximately a quarter of SRE securities are expected to be sold in connection with the Reorganization. These sales or purchases of assets will be necessary to align the portfolios of SRE and MAF and will be required prior to the Reorganization.

As of September 30, 2020, Reorganization-related expenses are estimated at approximately $177,000, of which an estimated $27,000, or $0.006 per share, will be paid by SRE and an estimated $150,000, or $0.050 per share, will be paid by MAF. These expenses include:

•	Registration fees for securities issued pursuant to the Reorganization estimated at $6,000 will be paid by MAF on an as incurred basis;

•	Direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees) estimated at $85,000 will be paid by MAF;

•

Direct Proxy Statement/Prospectus expenses (e.g., mailing, processing, tabulation and printing, as well as the cost associated with printing and mailing of prospectus supplements) associated with the Reorganization estimated at $4,000 will be paid by MAF;

•

Solicitation Fees payable to counterparties for assistance regarding the proxy and direct marketing expenses related thereto, such as telephone calls, broker-dealer fact sheets, and other fees related solely to the solicitation of the Reorganization estimated at $40,000 will be paid by MAF; and

•

Brokerage expenses related to the repositioning of its portfolio securities prior to the Reorganization in the amount of $27,000, will be paid by SRE. The actual amount of brokerage expenses may vary depending upon the number of transactions executed. Approximately a quarter of SRE securities are expected to be sold in connection with the Reorganization to better align SRE’s portfolio with MAF’s portfolio.

•	If the Reorganization is not consummated, SRE will not incur brokerage expenses in connection with repositioning, and all Reorganization-related expenses incurred shall be paid by the Adviser.

SRE is currently in a significant capital loss position. Therefore, any potential realized gains are not expected to have an impact to investors’ taxes. Any potential realized loss will increase the capital loss position further. We estimate any potential realized gains to result in minimal or no capital gain distribution to shareholders prior to the Reorganization.

Pro Forma Adjustments

As of September 30, 2020, SRE’s net assets amounted to approximately $69.4 million and MAF’s net assets amounted to approximately $61.6 million. The expected net assets of the combined fund, had the Reorganization been consummated on July 1, 2020, the beginning of MAF’s fiscal year, are approximately $126.5 million.

At July 1, 2019, SRE and MAF incurred gross investment advisory fees computed at the annual rate of 0.60% and 1.00%, respectively, as a percentage of Average Daily Managed Assets. The advisory agreement between MAF and its Adviser provides for an annual fee of 1.00% of the Average Daily Managed Assets of the Fund. Additionally, MAF pays an Administration Fee to the Adviser for an annual fee of 0.20% of the Average Daily Managed Assets of the Fund.

On a pro forma basis, for the twelve months ended June 30, 2020 the proposed Reorganization of MAF and SRE would have resulted in a decrease in several expense types. The most significant of which is a decrease of approximately $30,000 in portfolio accounting fees and $100,000 in transfer agent fees due to the combining of two portfolios into one, as the base contract fee is per fund. Likewise, reductions of approximately $38,000 in audit and tax fees and $25,000 in printing and postage result from the combination. However, as described above, on a pro forma basis after giving effect to the Reorganization, MAF’s net operating expenses will be higher than those of SRE due to the higher expense line items “Interest Payments and Commitment Fees on Borrowed Fund” by approximately $100,000 and “Dividend Expense on Short Sales” by approximately $480,000 per the fee table. On a proforma basis, the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to MAF, the Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.50% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2021 and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to MAF within thirty-six months of the date such amounts were waived or reimbursed, provided MAF’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. Upon the consummation of the Reorganization, the Expense Cap will be extended to continue through the later of February 19, 2022 or one year following the close of the Reorganization and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Tax Status

Each Fund has elected to be taxed as a “regulated investment company” under the Code. After the acquisition, MAF intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provisions of the Code and distributing to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, SRE will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to qualification of regulated investment companies.

The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are primarily the result of wash sales, defaulted securities, mark to market of futures contracts, straddle loss deferrals and partnership adjustments.

As of September 30, 2020, SRE’s capital loss position was approximately $5.1 million. SRE estimated capital loss carryforward is not set to expire. As of June 30, 2020, MAF’s capital loss position was approximately $7.9 million. MAF estimated capital loss carryforward is not set to expire.

PART C: Other Information

Item 15. Indemnification

Section 4.2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

(a) Highland Funds I (the “Trust”) hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Section 6 of each Investment Advisory Agreement with the Adviser provides as follows:

(a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances or, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 19 of the Underwriting Agreement with NexPoint Securities, Inc. (the “Distributor”) provides as follows:

(a) The Funds agree to indemnify and hold harmless the Distributor and each of their directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the grounds that a registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public a Fund (as from time to time amended) included an alleged untrue statement of a material fact or alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act, or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of a Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the particular Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any litigation or proceeding and retain counsel, the Distributor, officers or directors or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any litigation or proceeding, it will reimburse the Distributor, officers or directors or controlling person(s), or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers, directors or controlling person(s) in connection with the issuance or sale of any of the Shares.

(b) The Distributor also covenants and agrees that it will indemnify and hold harmless the Funds and each of their officers, trustees and each person, if any, who control a Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of: (i) any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its employees; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, or statement of additional information (as from time to time amended) included an alleged untrue statement of a material fact or an alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading , insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of a Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against a Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement. In the event that the Distributor elects to assume the defense of any litigation or proceeding and retain counsel, the Fund or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any litigation or proceeding, it will reimburse the Fund, officers or controlling person(s), or any other defendant(s) in the litigation or proceeding covered by the indemnification set forth in this Agreement, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify a Fund promptly of the commencement of any litigation or proceeding against it, its officers, its directors or its controlling person(s) in connection with the Fund and sale of any of the Shares.

Section 12 of the Administration Agreement with HCMFA provides as follows:

(a) The Trust agrees to indemnify and hold harmless HCMFA and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which HCMFA takes (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral Instructions or Written Instructions; provided, however, neither HCMFA nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of HCMFA’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the Trust shall not be liable to HCMFA or its affiliates for any consequential, special or indirect losses or damages which HCMFA or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Trust.

Section 5 of the Master Administration Agreement and Master Sub-Administration Agreement with SEI provides as follows:

THE DUTIES OF THE ADMINISTRATOR SHALL BE CONFINED TO THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND NO IMPLIED DUTIES ARE ASSUMED BY OR MAY BE ASSERTED AGAINST THE ADMINISTRATOR. EXCEPT TO THE EXTENT ARISING OUT OF THE ADMINISTRATOR’S BAD FAITH, FRAUD, GROSS NEGLIGENCE (AS DEFINED HEREIN), WILLFUL MISCONDUCT OR CRIMINAL MISCONDUCT WHEN PROVIDING THE SERVICES, THE ADMINISTRATOR’S AGGREGATE LIABILITY TO THE FUND WILL BE LIMITED TO MONETARY DAMAGES MUTUALLY AGREED UPON FROM TIME TO TIME IN A SEPARATE WRITING EXECUTED BY THE PARTIES (THE “AGREEMENT TERMS LETTER”). For the avoidance of doubt, the Administrator shall not be responsible for any breach in the performance of its obligations under this Agreement due to (i) the failure or delay of the Trust or its agents to perform its obligations under this Agreement or (ii) the Administrator’s reliance on the Trust Data. Each party shall have the duty to mitigate its damages for which another party may become responsible. As used in this Section 5, the term “Administrator” shall include the officers, directors, employees, affiliates and agents of the Administrator as well as that entity itself. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE ADMINISTRATOR OR THE TRUST BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR OTHER NON-DIRECT DAMAGES OF ANY KIND WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY AND REGARDLESS OF WHETHER THE FUND OR THE ADMINISTRATOR IS ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

The Administrator may, from time to time, provide to the Trust services and products (“Special Third Party Services”) from external third party sources that are Pricing Sources or other similar service providers (“Special Third Party Vendors”). The Trust acknowledges and agrees that the Special Third Party Services are confidential and proprietary trade secrets of the Special Third Party Vendors. Accordingly, the Trust shall honor reasonable requests by the Administrator and the Special Third Party Vendors to protect their proprietary rights in their data, information and property including requests that the Trust place copyright notices or other proprietary legends on printed matter, print outs, tapes, disks, film or any other medium of dissemination. The Trust further acknowledges and agrees that all Special Third Party Services are provided on an “AS IS WITH ALL FAULTS” basis solely for such the Trust’s internal use, and as an aid in connection with the receipt of the Services. The Trust may use Special Third Party Services as normally required on view-only screens and hard copy statements, reports and other documents necessary to support such the Trust’s investors; however the Trust shall not distribute any Special Third Party Services to other third parties (other than to the Trust’s Representatives (defined below) who need to receive such information or Special Third Party Services in order for the Trust to perform its obligations under this Agreement. THE SPECIAL THIRD PARTY VENDORS AND THE ADMINISTRATOR MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, OR ANY OTHER MATTER WITH RESPECT TO ANY OF THE SPECIAL THIRD PARTY SERVICES. NEITHER THE ADMINISTRATOR NOR THE SPECIAL THIRD PARTY VENDORS SHALL BE LIABLE FOR ANY DAMAGES SUFFERED BY THE FUND IN THE USE OF ANY OF THE SPECIAL THIRD PARTY SERVICES, INCLUDING, WITHOUT LIMITATION, LIABILITY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SIMILAR DAMAGES.

The Trust shall indemnify, defend and hold harmless the Administrator from and against and the Administrator shall have no liability in connection with any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of: (i) any act or omission of the Administrator in carrying out its duties hereunder or as a result of the Administrator’s reliance upon any instructions, notice or instrument that the Administrator believes is genuine and signed or presented by an authorized Person of the Trust; provided that this indemnification shall not apply if any such loss, damage or expense is caused by or arises from the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct in the performance of the Services; (ii) any violation by the Trust or any agent of the Trust of any applicable investment policy, law or regulation; (iii) any misstatement or omission in Trust Materials or any the Trust Data; (iv) any material breach by the Trust of any representation, warranty or agreement contained in this Agreement; (v) any act or omission of the Trust, the Trust’s former administrator prior to the Effective Date, a Special Third Party Vendor, the Trust’s other service providers (such as custodians, prime brokers, transfer agents, investment advisers and sub-adviser(s); (vi) any pricing error caused by the failure of the Trust’s investment adviser or sub-adviser to provide a trade ticket or for incorrect information included in any trade ticket; or (vii) any act or omission of the Administrator as a result of the Administrator’s compliance with the Regulations, including, but not limited to, returning an investor’s investment or restricting the payment of redemption proceeds.

The Administrator may apply to the Trust, the Trust’s sponsor or any Person acting on the Trust’s behalf at any time for instructions and may consult counsel for the Trust or the Trust’s sponsor or with accountants, counsel and other experts with respect to any matter arising in connection with the Administrator’s duties hereunder, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the advice of counsel, accountants or other experts provided that Administrator has consulted with an authorized Person of the Trust and received authorization from such authorized Person of the Trust regarding the Administrator’s proposed course of action or non-action specific to the Trust or a Fund. Also, the Administrator shall not be liable for actions taken pursuant to any document which it reasonably believes to be genuine and to have been signed by the proper Person or Persons. The Administrator shall not be held to have notice of any change of authority of any officer, employee or agent of the Trust until receipt of written notice thereof. To the extent that the Administrator consults with the Trust counsel pursuant to this provision, any such expense shall be borne by the Trust.

The Administrator shall have no liability for its reliance on the Trust Data or the performance or omissions of unaffiliated third parties such as, by way of example and not limitation, transfer agents, sub-transfer agents, custodians, prime brokers, placement agents, third party marketers, asset data service providers, investment advisers (including, without limitation, the sponsor) or sub-advisers, current or former third party service providers, Pricing Sources, software providers, printers, postal or delivery services, prior administrators, telecommunications providers and processing and settlement services. The Administrator may rely on and shall have no duty to investigate or confirm the accuracy or adequacy of any information provided by any of the foregoing third parties.

The Administrator shall have no obligations with respect to any laws relating to the distribution, purchase or sale of securities. Further, the Trust assumes full responsibility for the preparation, contents and distribution of its Trust Materials and its compliance with all applicable laws, rules, and regulations.

The indemnification rights hereunder shall include the right to reasonable advances of defense expenses on an as-incurred basis in the event of any pending or threatened litigation or Action with respect to which indemnification hereunder may ultimately be merited; provided however, that the Administrator shall promptly reimburse the Trust for any such advanced expenses to the extent it is determined by a court of competent jurisdiction that Administrator is not entitled to indemnity hereunder. If in any case the Trust is asked to indemnify or hold the Administrator harmless, the Administrator shall promptly advise the Trust of the pertinent facts concerning the situation in question, and the Administrator will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Trust does not elect to assume the defense of a suit, it will advance to the Administrator the fees and expenses of any counsel retained by the Administrator. None of the parties hereto shall settle or compromise any action, suit, proceeding or claim if such settlement or compromise provides for an admission of liability on the part of the indemnified party without such indemnified party’s written consent.

Notwithstanding any disclaimers by the Administrator of liability to a Fund herein, the Administrator shall not be absolved of liability for any of its acts or omissions in connection with any Services performed pursuant to this Agreement to the extent such liability arises out of the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds.

Item 16. Exhibits

(1)	(a)

Amended and Restated Agreement and Declaration of Trust of the Registrant, dated September 14, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(b)	(i)

Certificate of Designation dated March 7, 2008 for Highland Healthcare Opportunities Fund (formerly, Pyxis Long/Short Healthcare Fund, Highland Long/Short Healthcare Fund, Highland Healthcare Fund) (“Healthcare Opportunities Fund”) is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

(ii)

Certificate of Designation dated September 14, 2012 for Highland/iBoxx Senior Loan ETF (formerly, Pyxis/iBoxx Senior Loan ETF) (“Senior Loan ETF”) is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(iii)

Certificate of Designation dated February 21, 2014 for Highland Opportunistic Credit Fund (formerly Highland Unconstrained Income Opportunities ) (“Opportunistic Credit Fund”), is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

(iv)

Amendment to Certificate of Designation dated June 6, 2014 for Opportunistic Credit Fund, is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

(v)

Amendment to Certificate of Designation dated June 27, 2014 for Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

(vi)

Amendment to Certificate of Designation dated June 30, 2014 for Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

(vii)

Certificate of Designation dated February 19, 2016 for NexPoint Merger Arbitrage Fund (formerly Highland Merger Arbitrage Fund) (“Merger Arbitrage Fund”) is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on May 12, 2016.

(2)			By-laws of the Registrant are incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

(3)			Not applicable.

(4)			Form of Agreement and Plan of Reorganization is filed herein as Annex A to the Proxy Statement/Prospectus.

(5)

Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust of the Registrant, dated September 14, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(6)	(a)

Amended and Restated Investment Advisory Agreement dated as of May 1, 2010 between HCMFA and the Registrant with respect to Healthcare Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(b)

Investment Advisory Agreement dated September 21, 2012 between HCMFA and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(c)

Investment Advisory Agreement between HCMFA and the Registrant with respect to Opportunistic Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

(d)

Amended and Restated Investment Advisory Agreement dated as of June 5, 2017 as amended between HCMFA and the Registrant with respect to Merger Arbitrage Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 26, 2017.

(7)	(a)

Distribution Agreement dated March 31, 2014 between NexPoint Securities, Inc. (“NSI”) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

(i)

Amended Schedule A dated October 28, 2020 to Distribution Agreement between NSI and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2020.

	(b)		Form of Selling Agreement is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 30, 2009.

(c)

Distribution Agreement dated September 25, 2012 between SEI Investments Distribution Co. (“SEI”) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2015.

(i)

Amendment No. 1 dated December 17, 2012 to Distribution Agreement between SEI and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2015.

(ii)

Amendment No. 2 dated August 11, 2015 to Distribution Agreement between SEI and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2015.

(d)

Form of Selling and/or Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on April 27, 2017.

(8)			Not applicable.

(9)	(a)

Master Custodian Agreement dated October 3, 2018 between Bank of New York Mellon (“BNY”) and NexPoint Real Estate Strategies Fund, (“NRESF”) listed on Annex A thereto (as Annex A may be amended from time to time) is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

(i)

Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and NRESF, the Registrant with respect to Healthcare Opportunities Fund, Merger Arbitrage Fund and Opportunistic Credit Fund, the series of Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

(ii)

Amendment 2 to Master Custodian Agreement dated April 8, 2019 between BNY and NRESF, Highland Funds I, Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

(iii)

Amendment 3 to Master Custodian Agreement dated June 14, 2019 between BNY and NRESF, Highland Funds I, Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

(b)

Master Custodian Agreement dated March 11, 2019 between BNY and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

(i)

Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

(10)	(a)

Amended and Restated Rule 12b-1 Distribution Plan with respect to the series of Highland Funds I listed on Exhibit A is incorporated herein by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 8, 2017.

(b)

Amended and Restated Multi-Class Rule 18f-3 Plan dated October 28, 2020 with respect to the series of Highland Funds I listed on Exhibit A is incorporated herein by reference to Post-Effective Amendment No.  92 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2020.

(11)			Opinion and consent of counsel as to the legality of the securities being registered is filed herein.

(12)			Form of Opinion of counsel regarding tax consequences of the Reorganization is filed herein.

(13)	(a)

Administration Services Agreement dated December 4, 2006 between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(i)

Amendment No. 1 dated June 6, 2008 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 16, 2008.

(ii)

Revised Exhibit A dated June 5, 2017 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 26, 2017.

(b)

Amended and Restated Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

(c)

Form of Authorized Participant Agreement with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(d)

Transfer Agency and Services Agreement dated October 1, 2012 between State Street and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(e)

Transfer Agency and Service Agreement dated December 26, 2012 between DST Asset Manager Solutions, Inc. (“DST”) (formerly known as Boston Financial Data Services, Inc. (“BFDS”)) and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time), is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(i)

Amendment to Transfer Agency and Service Agreement dated July 31, 2014 between DST (formerly known as BFDS) and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time) is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

(ii)

Revised Schedule A dated December 11, 2017 to Transfer and Service Agreement between DST (formerly known as BFDS) and the series of the Registrant listed on Schedule A is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

(iii)

Amendment to Transfer Agency and Service Agreement dated April 26, 2018 between DST (formerly known as BFDS) and the series of the Registrant listed on Schedule A is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

(f)

Expense Limitation and Recoupment Agreement dated October 28, 2020 between HCMFA and the Registrant on behalf of Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2020.

(g)

Expense Limitation and Recoupment Agreement dated October 28, 2020 between HCMFA and the Registrant on behalf of the Merger Arbitrage Fund is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2020.

(h)

Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the Registrant with respect to Opportunistic Credit Fund and Merger Arbitrage Fund is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

(i)

Amendment 1 dated June 29, 2020 to the Master Administration Agreement dated July 23, 2018 between SEI Investments Global Fund Services and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2020.

(i)

Master Sub-Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and HCMFA on behalf of Healthcare Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

(i)

Amendment 1 dated June 29, 2020 to the Master Sub-Administration Agreement dated July 23, 2018 between SEI Investments Global Fund Services and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2020.

(j)

Transfer Agency and Services Agreement dated March 1, 2019 between BNY and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

(k)

Securities Lending Authorization Agreement between the Registrant and BNY dated January 7, 2020 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2020.

(l)

Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on April 27, 2017.

	(m)	Code of Ethics of HCMFA is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 26, 2017.

	(n)	Code of Ethics of NSI is incorporated herein by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on April 27, 2017.

(o)

Code of Ethics of SEI, Distributor for Senior Loan ETF dated October 3, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(14)	(a)	Consent of Independent Registered Public Accounting Firm is filed herein.

	(b)	Consent of Former Independent Registered Public Accounting Firm is filed herein.

(15)		Not Applicable.

(16)		Powers of Attorney are filed herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), this registration statement has been signed on behalf of the registrant in the City of Dallas, State of Texas on this 15th day of January, 2021.

By:	/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Ethan Powell*	Trustee	January 15, 2021
Ethan Powell

	/s/ Dr. Bob Froehlich*	Trustee	January 15, 2021
Dr. Bob Froehlich

	/s/ John Honis*	Trustee	January 15, 2021
John Honis

	/s/ Bryan A. Ward*	Trustee	January 15, 2021
Bryan A. Ward

* By:	/s/ Frank Waterhouse
Frank Waterhouse
Attorney in Fact*

January 15, 2021

*	Pursuant to Powers of Attorney filed herein.

Exhibit Index

Exhibit No.

(11)		Opinion and consent of counsel as to the legality of the securities being registered

(12)		Form of Opinion of counsel regarding tax consequences of the Reorganization

(14)	(a)	Consent of Independent Registered Public Accounting Firm

(14)	(b)	Consent of Former Independent Registered Public Accounting Firm

(16)		Powers of Attorney